PRINCIPAL INVESTORS FUND, INC.
                                 680 8th Street
                           Des Moines, Iowa 50392-2080

                                                              November 10, 2006

Dear Shareholder:

     A Special Meeting of Shareholders of Principal Investors Fund, Inc. ("PIF") will be held at 680 8th Street, Des Moines, Iowa 50392-2080, on December 15, 2006 at 2:00 p.m., Central Time.

     At the Meeting, shareholders of the Partners LargeCap Growth Fund (the "Acquired Fund") will be asked to consider and approve a proposed Plan of Reorganization (the "Plan") pursuant to which the Acquired Fund will be combined into the Partners LargeCap Growth Fund II (the "Acquiring Fund").

     Under the Plan: (i) the Acquiring Fund will acquire all the assets, subject to all the liabilities, of the Acquired Fund in exchange for shares of the Acquiring Fund; (ii) the Acquiring Fund shares will be distributed to the shareholders of the Acquired Fund; and (iii) the Acquired Fund will liquidate and terminate (the "Reorganization"). As a result of the Reorganization, each shareholder of the Acquired Fund will become a shareholder of the Acquiring Fund. The total value of all shares of the Acquiring Fund issued in the Reorganization will equal the total value of the net assets of the Acquired Fund. The number of full and fractional shares of the Acquiring Fund received by a shareholder of the Acquired Fund will be equal in value to the value of that shareholder's shares of the Acquired Fund as of the close of regularly scheduled trading on the New York Stock Exchange on the closing date of the Reorganization. Holders of Advisors Preferred, Advisors Select, Advisors Signature, Class J, Institutional, Preferred and Select shares of the Acquired Fund will receive, respectively, Advisors Preferred, Advisors Select, Advisors Signature, Class J, Institutional, Preferred and Select shares of the Acquiring Fund. If approved by shareholders of the Acquired Fund, the Reorganization is expected to occur as of the close of regularly scheduled trading on the New York Stock Exchange on January 12, 2007. All share classes of the Acquired Fund will vote in the aggregate and not by class with respect to the proposed Reorganization.

     The Board of Directors of PIF has unanimously approved the Reorganization and concluded that it is in the best interests of the Acquired Fund and the Acquiring Fund and that the interests of existing shareholders of the Acquired Fund and the Acquiring Fund will not be diluted as a result of the
Reorganization. The investment performance of the Acquired Fund since its inception in 2002 has lagged the performance of its benchmark indices as well as an average of other mutual funds employing similar investment strategies. We have already taken steps to remedy this situation. Effective October 1, 2006, we replaced the Acquired Fund's sub-advisor with the sub-advisor that presently manages the primary investments of the Acquiring Fund. The Reorganization is another measure that we believe will benefit shareholders. With less than $150 million in assets and a below-average performance record, the Acquired Fund has little prospect for growth. On the other hand, the Acquiring Fund has a significantly larger asset base than the Acquired Fund and a performance record that compares more favorably to its benchmark index as well as its peer group average. Although past performance is no indication of future results, as compared to the Acquired Fund, the Acquiring Fund has produced greater performance returns over the one- and three-year periods ended August 31, 2006. Moreover, the investment objective, strategies and risks of the Acquiring Fund are identical to those of the Acquired Fund. Accordingly, after the Reorganization, it should be reasonable for shareholders to have the same investment expectations but with improved prospects for better performance. The combination of the Acquired and Acquiring Funds' assets also may result in greater potential for attendant reductions in overall expenses.

     The value of your investment will not be affected by the Reorganization. Furthermore, in the opinion of legal counsel, no gain or loss will be recognized by any shareholder for federal income tax purposes as a result of the Reorganization. Finally, none of the Acquired Fund, the Acquiring Fund or their shareholders will incur any fees or expenses in connection with the Reorganization (other than trading costs associated with disposing of any portfolio securities that would not be compatible with the investment objectives and strategies of the Acquiring Fund and reinvesting the proceeds in securities that would be compatible).

                                      * * *

     Enclosed you will find a Notice of Special Meeting of Shareholders, a Proxy Statement/Prospectus, and a proxy ballot for shares of the Acquired Fund you owned as of October 6, 2006, the record date for the Meeting. The Proxy Statement/Prospectus provides background information and describes in detail the matters to be voted on at the Meeting.

     The Board of Directors of PIF has unanimously voted in favor of the proposed Reorganization and recommends that you vote FOR the Proposal.

     In order for shares to be voted at the Meeting, we urge you to read the Proxy Statement/Prospectus and then complete and mail your proxy ballot(s) in the enclosed postage-paid envelope, allowing sufficient time for its receipt by December 14, 2006. To vote by touch-tone telephone or via the Internet, follow the instructions on the proxy ballot.

     We appreciate your taking the time to respond to this important matter. Your vote is important. If you have any questions regarding the Reorganization, please call our shareholder services department toll free at 1-800-247-4123.

                                        Sincerely,

                                        /s/ Ralph C. Eucher

                                        Ralph C. Eucher
                                        President and Chief Executive Officer

                         PRINCIPAL INVESTORS FUND, INC.
                                 680 8th Street
                           Des Moines, Iowa 50392-2080

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of the Partners LargeCap Growth Fund:

         Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of the Partners LargeCap Growth Fund, a series of Principal Investors Fund, Inc. ("PIF"), will be held at 680 8th Street, Des Moines, Iowa 50392-2080, on December 15, 2006 at 2:00 p.m., Central Time. The Meeting is being held to consider and vote on the following proposal as well as any other business that may properly come before the Meeting or any adjournment thereof:

Proposal Approval of a Plan of Reorganization providing for the reorganization of the Partners LargeCap Growth Fund into the Partners LargeCap Growth Fund II.

         A Proxy Statement/Prospectus providing information about the Proposal to be voted on at the Meeting is included with this notice.

         The Board of Directors of PIF recommends that shareholders vote FOR the Proposal.

         Approval of the Proposal will require the affirmative vote of the holders of at least a "Majority of the Outstanding Voting Securities" (as defined in the accompanying Proxy Statement/Prospectus) of the Partners LargeCap Growth Fund.

         Each shareholder of record at the close of business on October 6, 2006 is entitled to receive notice of and to vote at the Meeting.

         Please read the attached Proxy Statement/Prospectus.

                                       By order of the Board of Directors

                                       Ralph C. Eucher
                                       President and Chief Executive Officer

November 10, 2006
Des Moines, Iowa

                         PRINCIPAL INVESTORS FUND, INC.
                                 680 8th Street
                           Des Moines, Iowa 50392-2080

                                 --------------

                           PROXY STATEMENT/PROSPECTUS
                         SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD DECEMBER 15, 2006

                        RELATING TO THE REORGANIZATION OF
                     THE PARTNERS LARGECAP GROWTH FUND INTO
                      THE PARTNERS LARGECAP GROWTH FUND II

         This Proxy Statement/Prospectus is furnished in connection with the solicitation by the Board of Directors (the "Board" or "Directors") of Principal Investors Fund, Inc. ("PIF") of proxies to be used at a Special Meeting of Shareholders of PIF to be held at 680 8th Street, Des Moines, Iowa 50392-2080, on December 15, 2006, at 2:00 p.m., Central Time (the "Meeting").

         At the Meeting, shareholders of the Partners LargeCap Growth Fund, a series of PIF (the "Acquired Fund"), will be asked to consider and approve a proposed Plan of Reorganization (the "Plan") providing for the reorganization of the Acquired Fund into the Partners LargeCap Growth Fund II, also a series of PIF (the "Acquiring Fund").

     Under the Plan: (i) the Acquiring Fund will acquire all the assets, subject to all the liabilities, of the Acquired Fund in exchange for shares of the Acquiring Fund; (ii) the Acquiring Fund shares will be distributed to the shareholders of the Acquired Fund; and (iii) the Acquired Fund will liquidate and terminate (the "Reorganization"). As a result of the Reorganization, each shareholder of the Acquired Fund will become a shareholder of the Acquiring Fund. The total value of all shares of the Acquiring Fund issued in the Reorganization will equal the total value of the net assets of the Acquired Fund. The number of full and fractional shares of the Acquiring Fund received by a shareholder of the Acquired Fund will be equal in value to the value of that shareholder's shares of the Acquired Fund as of the close of regularly scheduled trading on the New York Stock Exchange on the closing date of the Reorganization. Holders of Advisors Preferred, Advisors Select, Advisors Signature, Class J, Institutional, Preferred and Select shares of the Acquired Fund will receive, respectively, Advisors Preferred, Advisors Select, Advisors Signature, Class J, Institutional, Preferred and Select shares of the Acquiring Fund. If approved by shareholders of the Acquired Fund, the Reorganization is expected to occur as of the close of regularly scheduled trading on the New York Stock Exchange on January 12, 2007 (the "Effective Time"). All share classes of the Acquired Fund will vote in the aggregate and not by class. The terms and conditions of the Reorganization are more fully described below in this Proxy Statement/Prospectus and in the Plan of Reorganization, which is attached hereto as Appendix A.

         This Proxy Statement/Prospectus contains information shareholders should know before voting on the Reorganization. Please read it carefully and retain it for future reference. The Annual and Semi-Annual Reports to Shareholders of PIF contain additional information about the investments of the Acquired and Acquiring Funds, and the Annual Report contains discussions of the market conditions and investment strategies that significantly affected those Funds during their fiscal year ended October 31, 2005. Copies of these reports may be obtained at no charge by calling our shareholder services department toll free at 1-800-247-4123.

         A Statement of Additional Information dated November 10, 2006 (the "Statement of Additional Information") relating to this Proxy Statement/Prospectus has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Proxy Statement/Prospectus. The Prospectuses and Statement of Additional Information of PIF (the "PIF Prospectus" and the "PIF SAI," respectively), each dated March 1, 2006 and as supplemented, have been filed with the SEC and, insofar as they relate to the Acquired Fund, are incorporated by reference into this Proxy Statement/Prospectus. Copies of these documents may be obtained without charge by writing to PIF at the address noted above or by calling our shareholder services department toll free at 1-800-247-4123. You may also call our shareholder services department toll fee at 1-800-247-4123 if you have any questions regarding the Reorganization.

         PIF is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 (the "1940 Act") and files reports, proxy materials and other information with the SEC. Such reports, proxy materials and other information may be inspected and copied at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549-0102 (information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-5850). Such materials are also available on the SEC's EDGAR Database on its Internet site at www.sec.gov, and copies may be obtained, after paying a duplicating fee, by email request addressed to publicinfo@sec.gov or by writing to the SEC's Public Reference Room.

         The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

     The date of this Proxy Statement/Prospectus is November 10, 2006.

                                TABLE OF CONTENTS

                                                                            Page
Introduction  .............................................................  7
Overview of the Proposed Reorganization     ...............................  8
Proposal          Approval of a Plan of Reorganization providing for the
                  reorganization of the Partners LargeCap Growth Fund
                  into the Partners LargeCap Growth Fund II................ 10
Risks of Investing in the Funds  .......................................... 22
Certain Investment Strategies and Related Risks of the Acquiring Fund...... 23
Information About the Reorganization    ................................... 30
                  Plan of Reorganization................................... 30
                  Reasons for the Reorganization........................... 31
                  Board Consideration of the Reorganization................ 31
                  Description of Securities to Be Issued................... 33
                  Federal Income Tax Consequences.......................... 34
Capitalization  ........................................................... 35
Additional Information About the Funds    ................................. 36
                  Multiple Classes of Shares............................... 36
                  Costs of Investing in the Funds.......................... 36
                  Rule 12b-1 Fees.......................................... 38
                  Dividends and Distributions.............................. 39
                  Pricing of Fund Shares................................... 39
                  Purchases, Redemptions and Exchanges of Shares........... 41
                  Frequent Purchases and Redemptions....................... 51
Voting Information  ....................................................... 53
Outstanding Shares and Share Ownership       .............................. 54
Financial Highlights  ..................................................... 55
Financial Statements    ................................................... 65
Legal Matters   ........................................................... 65
Other Information   ....................................................... 65
Appendix A        Plan of Reorganization...................................A-1

                                  INTRODUCTION

         This Proxy Statement/Prospectus is furnished in connection with the solicitation by PIF's Board of Directors (the "Board" or "Directors") of proxies to be used at a Special Meeting of Shareholders of the Acquired Fund to be held at 680 8th Street, Des Moines, Iowa 50392-2080, on December 15, 2006, at 2:00 p.m., Central Time (the "Meeting"). The purpose of the Meeting is for shareholders of the Acquired Fund to consider and vote upon the proposed reorganization of the Acquired Fund into the Acquiring Fund. All shareholders of record of the Acquired Fund at the close of business on October 6, 2006 (the "Record Date") are entitled to one vote for each share (and fractional votes for fractional shares) of the Acquired Fund held on the Record Date.

         Principal Investors Fund, Inc. and the Acquired and Acquiring Funds. PIF is a Maryland corporation and an open-end management investment company registered with the SEC under the 1940 Act. PIF currently offers 55 separate series (the "PIF Funds"), including the Partners LargeCap Growth Fund and the Partners LargeCap Growth Fund II. The shares of the Acquired and Acquiring Funds are offered in a number of classes primarily to insurance company separate accounts, retirement plans and individual retirement accounts. The sponsor of PIF is Principal Life Insurance Company ("Principal Life"), the investment advisor to each of the Acquired Funds and the Acquiring Funds is Principal Management Corporation ("PMC") and the principal underwriter for PIF is Princor Financial Services Corporation ("Princor"). Principal Life, an insurance company organized in 1879 under the laws of Iowa, PMC and Princor are indirect, wholly-owned subsidiaries of Principal Financial Group, Inc. ("PFG"). Their address is the Principal Financial Group, Des Moines, Iowa 50392-2080.

         Pursuant to an investment advisory agreement with PIF with respect to the Acquired and Acquiring Funds, PMC provides investment advisory services and certain corporate administrative services to the Funds. As permitted by the investment advisory agreement, PMC has entered into sub-advisory agreements with sub-advisors with respect to the Acquired and Acquiring Funds as follows:

            Acquired Fund                       Sub-Advisor
            --------------------------------------------------------
Partners LargeCap Growth Fund      American Century Investment Management, Inc.
                                               ("American Century")
                                            (effective October 1, 2006)

           Acquiring Fund                          Sub-Advisors
Partners LargeCap Growth Fund II                 American Century
                                          BNY Investment Advisors ("BNY")

         Each of PMC and the sub-advisors is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940. Under its sub-advisory agreement, each sub-advisor assumes the obligations of PMC to provide investment advisory services for a specific Fund. Sub-advisors to the Acquired and Acquiring Funds are compensated by PMC, not by the Funds.

         American Century was founded in 1958. Its office is located in the American Century Tower at 4500 Main Street, Kansas City, Missouri 64111. As of December 31, 2005, American Century managed $100.9 billion in assets. BNY, a separately identifiable division of The Bank of New York, is located at 1633 Broadway, New York, New York 10019. Founded by Alexander Hamilton in 1784, The Bank of New York is one of the largest commercial banks in the United States, with over $102 billion in assets. The Bank of New York began offering investment services in the 1830s and as of December 31, 2005, managed more than $102 billion in investments for institutions and individuals.

                     OVERVIEW OF THE PROPOSED REORGANIZATION

     At its meeting held on September 11, 2006, the Board of Directors, including all the Directors who are not "interested persons" (as defined in the 1940 Act) of PIF (the "Independent Directors"), approved a Plan of Reorganization (the "Plan") providing for the reorganization of the Acquired Fund into the Acquiring Fund. The Board of Directors concluded that the Reorganization is in the best interests of the Acquired Fund and the Acquiring Fund and that the interests of existing shareholders of the Acquired Fund and the Acquiring Fund will not be diluted as a result of the Reorganization. The Reorganization contemplates: (i) the transfer of all the assets, subject to all of the liabilities, of the Acquired Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund; (ii) the distribution to Acquired Fund shareholders of the Acquiring Fund shares; and (iii) the liquidation and termination of the Acquired Fund.

         As a result of the Reorganization, each shareholder of the Acquired Fund will become a shareholder of the Acquiring Fund. In the Reorganization, the Acquiring Fund will issue a number of shares with a total value equal to the total value of the net assets of the Acquired Fund, and each shareholder of the Acquired Fund will receive a number of full and fractional shares of the Acquiring Fund with a value equal to the value of that shareholder's shares of the Acquired Fund, as of the close of regularly scheduled trading on the New York Stock Exchange on the closing date of the Reorganization (the "Effective Time"). The closing date of the Reorganization is expected to be January 12, 2007. Holders of Advisors Preferred, Advisors Select, Advisors Signature, Class J, Institutional, Preferred and Select shares of the Acquired Fund will receive, respectively, Advisors Preferred, Advisors Select, Advisors Signature, Class J, Institutional, Preferred and Select shares of the Acquiring Fund. All share classes of the Acquired Fund will vote in the aggregate and not by class. The terms and conditions of the Reorganization are more fully described below in this Proxy Statement/Prospectus and in the Plan of Reorganization, which is attached hereto as Appendix A.

         The Reorganization will permit PIF to substitute for the Acquired Fund an Acquiring Fund that the Board believes will produce higher returns for shareholders. The investment performance of the Acquired Fund since its inception in 2002 has lagged the performance of its benchmark indices as well as an average of other mutual funds employing similar investment strategies. Consequently, PMC recently recommended, and the Board approved, replacing the Acquired Fund's sub-advisor with American Century, the sub-advisor that presently manages the primary investments of the Acquiring Fund. This change took effect on October 1, 2006. The Reorganization is another measure that PMC and the Board believe will benefit shareholders. With less than $150 million in assets and a below-average performance record, the Acquired Fund has little prospect for growth. On the other hand, the Acquiring Fund has a significantly larger asset base than the Acquired Fund and a performance record that compares more favorably to its benchmark index as well as its peer group average. Although past performance is no indication of future results, as compared to the Acquired Fund, the Acquiring Fund has produced greater performance returns over the one- and three-year periods ended August 31, 2006. Moreover, the investment objective, strategies and risks of the Acquiring Fund are identical to those of the Acquired Fund. Accordingly, after the Reorganization, it should be reasonable for shareholders to have the same investment expectations but with improved prospects for better performance. The combination of the Acquired and Acquiring Funds' assets also may result in greater potential for attendant reductions in overall expenses.

         The factors that the Board considered in deciding to approve the Reorganization are discussed below under "Information About the Reorganization - Board Consideration of the Reorganization."

         In the opinion of legal counsel, the Reorganization will qualify as a tax-free reorganization and, for federal income tax purposes, no gain or loss will be recognized as a result of the Reorganization by the Acquired or Acquiring Fund shareholders. See "Information About the Reorganization - Federal Income Tax Consequences."

         The Reorganization will not result in any material change in the purchase and redemption procedures followed with respect to the distribution of shares. See "Additional Information About the Funds - Purchases, Redemptions and Exchanges of Shares."

         None of the Acquired Fund, Acquiring Fund or their shareholders will incur any fees or expenses in connection with the Reorganization (other than trading costs associated with disposing of any portfolio securities that would not be compatible with the investment objectives and strategies of the Acquiring Fund and reinvesting the proceeds in securities that would be compatible; these costs, however, are expected to be negligible because the Acquired Fund is managed by the same sub-advisor as the Acquiring Fund and the sub-advisor employs the same investment strategies for both Funds).

                                    PROPOSAL
               APPROVAL OF A PLAN OF REORGANIZATION PROVIDING FOR
             THE REORGANIZATION OF THE PARTNERS LARGECAP GROWTH FUND
                    INTO THE PARTNERS LARGECAP GROWTH FUND II

                         Overview of the Reorganization

         Shareholders of the Partners LargeCap Growth Fund (the "Acquired Fund") are being asked to approve the reorganization of the Acquired Fund into the Partners LargeCap Growth Fund II (the "Acquiring Fund"). For a summary discussion of the form and consequences of, and the reasons for, the Reorganization, see "Overview of the Proposed Reorganization."

                   Comparison of Acquired and Acquiring Funds

      Partners LargeCap Growth Fund           Partners LargeCap Growth Fund II
             (Acquired Fund)                          (Acquiring Fund)

Approximate Net Assets as of 7/31/06 (unaudited):
              $149,438,991                              $859,561,800

Investment Adviser:
     Principal Management Corporation ("PMC")                PMC

Sub-Advisor and Portfolio Manager(s):
     American Century Investment Management, Inc. ("American Century") serves as sub-advisor to both the Acquired and Acquiring Funds. American Century assumed responsibility for the day-to-day management of the Acquired Fund effective October 1, 2006 and has been responsible for the day-to-day management of the Acquiring Fund since its inception in December 2000. When the Board approved American Century as the Acquired Fund's sub-advisor, it also approved changing the investment strategies of the Acquired Fund to make them identical to the investment strategies of the Acquiring Fund. Since assuming responsibility for the management of the Acquired Fund, American Century has realigned the Acquired Fund's portfolio by disposing of investments that were not compatible with Acquired Fund's new investment strategies and acquiring investments that are compatible.

     The American Century portfolio managers for the Acquired and Acquiring Funds are:

--E.A.  Prescott LeGard, CFA. Mr. LeGard is a Vice President      --Gregory J. Woodhams, CFA. Mr. Woodhams is a Vice President
and  Portfolio  Manager for  American  Century.  Mr.  LeGard      and Senior  Portfolio  Manager  for  American  Century.  Mr.
joined the company in 1999.  Before joining the company,  he      Woodhams has worked in the financial industry since 1992 and
was an Equity Analyst for USAA Investment  Management  where      joined  American  Century in 1997.  Previously,  he was Vice
he  analyzed  technology  companies.  He has  worked  in the      President and Director of Equity  Research at Texas Commerce
investment industry since 1993. Mr. LeGard holds a BA degree      Bank. Mr.  Woodhams  holds a Bachelor's  degree in Economics
in Economics from DePauw University. He has earned the right      from Rice University and a Master's degree in Economics from
to use the Chartered Financial Analyst designation.               the  University  of Wisconsin at Madison.  He has earned the right to use the Chartered Financial Analyst designation.

                                                                  BNY Investment Advisors ("BNY") manages the Acquiring Fund's
                                                                  "cash  buffer." BNY has been managing the  Acquiring  Fund's cash buffer since March 1, 2006.

                                                                  The BNY portfolio  managers are: --Edward J. Von Sauers. Mr.
                                                                  Von Sauers joined BNY Asset  Management in 1987. As Division
                                                                  Head  of  Short  Term  Money  Management,   he  has  overall
                                                                  responsibility  for $29  billion in short term fixed  income assets.  Mr. Von Sauers is a member of the Bank's Investment
                                                                  Policy  Committee.  Prior  to  joining  the  Bank,  he was a portfolio  manager for the New York State  Power  Authority.
                                                                  Mr. Von Sauers  earned both a BBA and an MBA in Finance from
                                                                  Pace University.

                                                                  --Kurt Zyla. Mr. Zyla is the Managing  Director and Division
                                                                  Head of Index Fund  Management at BNY. Prior to managing the
                                                                  Division  in 1998,  he was an index  portfolio  manager  and worked in the Special Investment  Products area, focusing on portfolio  transitions/liquidations  and  equity  derivative product  strategies.  Before  joining BNY in 1989,  Mr. Zyla worked in the  Specialty  Chemical's  Division of  Engelhard
                                                                  Corporation  in the areas of  technical  sales  and  product management.  He earned a BS in Chemical Engineering from New
                                                                  Jersey  Institute  of  Technology  and an MBA  from New York
                                                                  University's Stern School of Business.

Investment Objective:

     Both the Acquired and Acquiring Fund seek long-term growth of capital.

Principal Investment Strategies:

     The principal investment strategies of the Acquired Fund recently were changed to reflect the investment philosophy of the Acquired Fund's new sub-advisor, American Century. These strategies are identical to those of the Acquiring Fund. The only difference between the Acquired and Acquiring Funds, in terms of portfolio management, is that the Acquiring Fund has an additional sub-advisor, BNY, that manages the Acquiring Fund's cash buffer, as described below.

     Under normal market conditions, each Fund invests at least 80% of its assets in equity securities of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Growth Index (as of June 30, 2006, this range was between approximately $1.6 billion and $364.7 billion)) at the time of purchase.

     American Century selects stocks of companies it believes will increase in value over time using a growth investment strategy it developed. This strategy looks for companies with earnings and revenues that are not only growing, but growing at a successively faster, or accelerating, pace. Accelerating growth is shown, for example, by growth that exhibits a higher positive rate of change this quarter than last or this year than the year before. It also includes companies whose growth rates, although still negative, are less negative than prior periods. The American Century strategy is based on the premise that, over the long-term, the stocks of companies with accelerating earnings and revenues have a greater than average chance to increase in value.

     American Century uses a bottom-up approach to select securities to buy for each Fund. This means that American Century makes its investment decisions based on the business fundamentals of the individual companies, rather than on economic forecasts or the outlook for industries or sectors. Using its extensive database, American Century tracks financial information for thousands of companies to identify trends in the companies' earnings and revenues. This information is used to help American Century select or hold the securities of companies it believes will be able to sustain accelerating growth and sell the securities of companies whose growth begins to slow down.

     American Century does not attempt to time the market. Instead, under normal market conditions, it intends to keep each Fund essentially fully invested in securities regardless of the movement of stock prices generally. When American Century believes it is prudent, each Fund may invest a portion of its assets in convertible debt securities, equity-equivalent securities, foreign securities, short-term securities, non-leveraged futures contracts and options and other similar securities. Futures contracts, a type of derivative security, can help each Fund's cash assets remain liquid while performing more like stocks. In addition, up to 25% of each Fund's assets may be invested in foreign securities.

     PMC has selected BNY as sub-advisor for the Acquiring Fund's "cash buffer." The cash buffer is the receptacle for daily cash flows received as a direct result of transactions (purchases and redemptions) placed by shareholders. BNY will invest the Acquiring Fund's cash buffer in S&P 500 Index futures contracts with a nominal value equal to the underlying cash buffer account (i.e., no leverage employed). PMC believes that, over the long term, this strategy will enhance the investment performance of the Fund.

Portfolio Turnover Rates:

     The Acquired Fund's portfolio turnover rates were: -- 95.2% for the six months ended 4/30/06 (unaudited) (annualized); -- 87.9% for the fiscal year ended 10/31/05; and -- 129.3% for the fiscal year ended 10/31/04. The Acquiring Fund's portfolio turnover rates were: -- 133.3% for the six months ended 04/30/06 (unaudited) (annualized); -- 95.2% for the fiscal year ended 10/31/05; and -- 124.7% for the fiscal year ended 10/31/04.

Hedging Strategies:

     Each Fund is authorized to use derivative instruments (financial arrangements the value of which is based on, or derived from, a security, asset or market index) such as options, futures contracts, options on futures contracts and swaps to hedge against changing interest rates, security prices or currency exchange rates and for other strategic purposes.

Temporary Defensive Investing:

     For temporary defensive purposes in times of unusual or adverse market conditions, both the Acquired Fund and the Acquiring Fund may invest in cash and cash equivalents. In taking such defensive measures, either Fund may fail to achieve its investment objective.

               Comparison of Investment Objectives and Strategies

         The investment objectives of the Acquired and Acquiring Funds are identical as both seek long-term growth of capital. Moreover, the principal investment strategies of both Funds are identical as they pursue their objectives by investing primarily in equity securities issued by companies with large capitalizations using American Century's bottom-up approach to selecting stocks. Both the Acquired and Acquiring Funds employ a growth stock investing approach, seeking out large cap companies that American Century believes are poised for growth based on analyses of various factors including financial strength, competitive position and revenue and earnings growth. Both Funds also may invest up to 25% of their assets in foreign securities. The only difference between the Acquired and Acquiring Fund is that BNY manages the cash assets of the Acquiring Fund whereas American Century manages the Acquired Fund's entire portfolio, which includes the cash portion. BNY will invest the Acquiring Fund's cash buffer in S&P Index futures contracts with a nominal value equal to the underlying cash buffer account (i.e., no leverage employed). PMC believes that, over the long term, this strategy will enhance the investment performance of the Fund.

         Additional information about the investment strategies and the types of securities in which the Acquiring Fund may invest is discussed below under "Certain Investment Strategies and Related Risks of the Acquiring Fund" as well as in the Statement of Additional Information.

         The investment objective of each Fund may be changed by the Board without shareholder approval. Each Fund has adopted a non-fundamental policy that requires it, under normal circumstances, to invest at least 80% of its net assets in securities of large capitalization companies. Each Fund will provide 60 days' notice to shareholders prior to implementing a change in this policy.

         The Statement of Additional Information provides further information about the portfolio managers for the Funds, including information about compensation, other accounts managed and ownership of fund shares.

                    Comparison of Principal Investment Risks

         In deciding whether to approve the Reorganization, shareholders should consider the amount and character of investment risk involved in the respective investment objectives and strategies of the Acquired and Acquiring Funds. Because the Funds have identical investment objectives and strategies as described above, they have substantially the same risks. These include the following risks:

-- Stock Market Volatility Risk  -- Growth Stock Risk

 -- Foreign Securities Risk     -- Interest Rate Risk   -- Hedging Strategy Risk

         All of the above named risks are described below under "Risks of Investing in the Funds" and more fully described in the PIF Prospectus and the Statement of Additional Information.

                         Fees and Expenses of the Funds

         The tables below compare the fees and expenses of the shares of the Acquired and Acquiring Funds. If shareholders of the Acquired Fund approve the Reorganization and the reorganization of the Acquired and Acquiring Funds takes place, holders of Advisors Preferred, Advisors Select, Advisors Signature, Class J, Institutional, Preferred and Select shares of the Acquired Fund will receive, respectively, Advisors Preferred, Advisors Select, Advisors Signature, Class J, Institutional, Preferred and Select shares of the Acquiring Fund. The fees and expenses of the Acquired and Acquiring Funds are more fully described in the PIF Prospectus.

Shareholder Fees (fees paid directly from your investment)

         The following table shows the fees and expenses you may pay when you buy and hold shares of the Acquired Fund and the Acquiring Fund. Each class of shares of the Acquired Fund has the same shareholder fees as the corresponding class of shares of the Acquiring Fund.

                                    Advisors   Advisors     Advisors
                                   Preferred    Select      Signature   Class J
Maximum sales charge                  None       None         None       None
(load) imposed on purchases
(as a % of offering price)

Maximum Contingent Deferred           None       None         None     1.00%(1)
Sales Charge (CDSC) (as a % of
dollars subject to charge)

Redemption or Exchange Fee            None       None         None     1.00%(2)
(as a % of amount redeemed
/exchanged)

                                         Institutional    Preferred     Select
Maximum sales charge                         None           None         None
(load) imposed on purchases
(as a % of offering price)

Maximum Contingent Deferred                  None           None         None
Sales Charge (CDSC) (as a % of
dollars subject to charge)

Redemption or Exchange Fee                   None           None         None
(as a % of amount redeemed
/exchanged)
-----------------------

(1) A CDSC applies on certain redemptions made within 18 months following purchase.

(2) Excessive trading fees are charged when $30,000 or more of shares are redeemed or exchanged for another PIF Fund within 30 days after they are purchased. Excessive trading fees will not be applied to shares acquired in connection with the Reorganization.

Fees and Expenses as a % of average daily net assets

         The following table shows: (a) the ratios of expenses to average net assets of the Advisors Preferred, Advisors Select, Advisors Signature, Class J, Institutional, Preferred and Select shares of the Acquired Fund for the fiscal year ended October 31, 2005; (b) the expense ratios of the Advisors Preferred, Advisors Select, Advisors Signature, Class J, Institutional, Preferred and Select shares of the Acquiring Fund for the fiscal year ended October 31, 2005; and (c) the pro forma expense ratios of the Advisors Preferred, Advisors Select, Advisors Signature, Class J, Institutional, Preferred and Select shares of the Acquiring Fund for the fiscal year ending October 31, 2005 assuming that the Reorganization had taken place at the commencement of the fiscal year ended October 31, 2005.

                         Annual Fund Operating Expenses

                                                                Fee
                                                     Total    Waiver/
                          Manage-                    Fund     Expense
                           ment    12b-1    Other  OperatingReimburse-    Net
                           Fees    Fees   Expenses Expenses    ment    Expenses
(a) Partners LargeCap Growth Fund
       (Acquired Fund)
   Advisors Preferred      1.00%   0.25%  0.32%(1)   1.57%

      Advisors Select      1.00%   0.30%  0.45%(1)   1.75%
   Advisors Signature      1.00%   0.35%  0.53%(1)   1.88%
              Class J      1.00%   0.50%    0.63%    2.13%    0.38%(2)   1.75%
       Institutional       1.00%   None     None     1.00%
           Preferred       1.00%   None   0.26%(1)   1.26%
               Select      1.00%   0.10%  0.28%(1)   1.38%

(b) Partners LargeCap Growth Fund II
       (Acquiring Fund)
   Advisors Preferred      1.00%     0.25%  0.32%(1)   1.57%

      Advisors Select      1.00%     0.30%  0.45%(1)   1.75%

   Advisors Signature      1.00%     0.35%  0.53%(1)   1.88%

              Class J      1.00%     0.50%    0.50%    2.00%    0.25%(2)   1.75%

        Institutional      1.00%     None     None     1.00%

            Preferred      1.00%     None   0.26%(1)   1.26%

               Select      1.00%     0.10%  0.28%(1)   1.38%

(c) Partners LargeCap Growth Fund II
       (Acquiring Fund)
       (Pro forma assuming Reorganization)
   Advisors Preferred      1.00%     0.25%  0.32%(1)   1.57%

      Advisors Select      1.00%     0.30%  0.45%(1)   1.75%

   Advisors Signature      1.00%     0.35%  0.53%(1)   1.88%

              Class J      1.00%     0.50%    0.50%    2.00%    0.25%(2)   1.75%

       Institutional       1.00%     None     None     1.00%

           Preferred       1.00%     None   0.26%(1)   1.26%

              Select       1.00%     0.10%  0.28%(1)   1.38%
-----------------------

(1) The "other expenses" category for these classes of shares of the Acquired and Acquiring Funds is comprised of:

                             Advisors   Advisors  Advisors
                             Preferred   Select   Signature   Preferred   Select
--------------------------------------------------------------------------------
     Service Fee               0.17%      0.25%     0.25%       0.15%      0.15%
     Administrative Service Fee0.15%      0.20%     0.28%       0.11%      0.13%

(2) PMC has contractually agreed to limit the expenses of the Class J shares of the Acquired and Acquiring Funds and, if necessary, pay expenses normally payable by that Class through the period ending February 28, 2007. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to Class J shares on an annualized basis) not to exceed 1.75%.

Examples: The following examples are intended to help you compare the costs of investing in shares of the Acquired and Acquiring Funds. The examples assume that fund expenses continue at the rates shown in the table above, that you invest $10,000 in the particular Fund for the time periods indicated and that all dividends and distributions are reinvested. The examples also assume that your investment has a 5% return each year. The examples should not be considered a representation of future expenses of the Acquired or Acquiring Fund. Actual expenses may be greater or less than those shown.

                                         1 Year     3 Years    5 Years  10 Years
--------------------------------------------------------------------------------
If you sell your shares at the end of the period:

Partners LargeCap Growth Fund
       (Acquired Fund)
             Advisors Preferred            $160       $496       $855     $1,867
                Advisors Select            $178       $551       $949     $2,062
             Advisors Signature            $191       $591     $1,016     $2,201
                        Class J            $278       $624     $1,103     $2,427
                 Institutional             $102       $318       $552     $1,225
                     Preferred             $128       $400       $692     $1,523
                         Select            $140       $437       $755     $1,657

Partners LargeCap Growth Fund II
       (Acquiring Fund)
             Advisors Preferred            $160       $496       $855     $1,867
                Advisors Select            $178       $551       $949     $2,062
             Advisors Signature            $191       $591     $1,016     $2,201
                        Class J            $278       $599     $1,051     $2,304
                 Institutional             $102       $318       $552     $1,225
                     Preferred             $128       $400       $692     $1,523
                        Select             $140       $437       $755     $1,657

Partners LargeCap Growth Fund II
       (Acquiring Fund)
       (Pro forma assuming Reorganization)
             Advisors Preferred            $160       $496       $855     $1,867
                Advisors Select            $178       $551       $949     $2,062
             Advisors Signature            $191       $591     $1,016     $2,201
                        Class J            $278       $599     $1,051     $2,304
                  Institutional            $102       $318       $552     $1,225
                      Preferred            $128       $400       $692     $1,523
                         Select            $140       $437       $755     $1,657

If you do not sell your shares at the end of the period:

Partners LargeCap Growth Fund
       (Acquired Fund)
                        Class J            $178       $624     $1,103     $2,427

Partners LargeCap Growth Fund II
       (Acquiring Fund)
                        Class J            $178       $599     $1,051     $2,304

Partners LargeCap Growth Fund II
       (Acquiring Fund)
       (Pro forma assuming Reorganization)
                        Class J            $178       $599     $1,051     $2,304

Investment Management Fees/Sub-Advisory Arrangements

         The Acquired Fund and the Acquiring Fund each pay their investment advisor, PMC, an advisory fee, which is calculated as a percentage of each Fund's average daily net assets pursuant to the following fee schedules:

      Partners LargeCap Growth Fund           Partners LargeCap Growth Fund II
             (Acquired Fund)                          (Acquiring Fund)
    1.00% of the first $500 million;          1.00% of the first $500 million;
     0.98% of the next $500 million;           0.98% of the next $500 million;
     0.96% of the next $500 million;           0.96% of the next $500 million;
  0.95% of the excess over $1.5 billion    0.95% of the excess over $1.5 billion
       of average daily net assets               of average daily net assets

         American Century directly manages the assets of both the Acquired and Acquiring Funds as their sub-advisor. BNY manages the cash buffer portion of the Acquiring Fund's portfolio. For their services as sub-advisors to the Acquired and Acquiring Funds, American Century and BNY are paid a sub-advisory fee by PMC, not by the Acquired or Acquiring Fund.

         A discussion of the basis of the Board of Directors' approval of the advisory and sub-advisory agreements with respect to the Acquiring Fund, and the advisory agreement with respect to the Acquired Fund, is available in PIF's Annual Report to Shareholders for the fiscal year ended October 31, 2005.

                                   Performance

         The bar charts below show how each Fund's total return has varied year-by-year, while the tables below show each Fund's performance over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of each Fund's risks. Past performance does not indicate future results.

         The bar chart for each Fund shows performance for its Institutional shares. Performance for Institutional shares will be higher than performance for other share classes of the Funds because Institutional shares have lower expenses than the other share classes.

Year-By-Year Total Return (%) as of 12/31 Each Year

Partners LargeCap Growth Fund (Acquired Fund)

[INSERT BAR CHART ACQUIRED FUND]

N/A          N/A         23.50%     2.67%      3.33%
2001         2002        2003       2004       2005






The year-to-date return as of September 30, 2006 is -1.79%

Highest return for a quarter during
the period of the bar chart above:         Q2 `03         11.69%

Lowest return for a quarter during
the period of the bar chart above:         Q3 `04         -5.38%


Partners LargeCap Growth Fund II (Acquiring Fund)

[INSERT BAR CHART ACQUIRING FUND]

-17.88%      -25.95%     26.08%     9.31%      4.75%
2001         2002        2003       2004       2005



The year-to-date return as of September 30, 2006 is 3.56%

Highest return for a quarter during
the period of the bar chart above:         Q4 '01         14.51%

Lowest return for a quarter during
the period of the bar chart above:         Q1 '01        -19.60%

Average Annual Total Returns (%) for periods ended December 31, 2005

                                                           Past        Since
                                                          1 Year   Inception(1)
----------------------------------------------------------------------------
Partners LargeCap Growth Fund
     (Acquired Fund)
--Class J                                                  1.59%        8.52%
--Advisors Preferred                                       2.75%        8.80%
--Advisors Select                                          2.59%        8.63%
--Advisors Signature                                       2.47%        8.46%(2)
--Institutional
     (before taxes)                                       3.33%        9.41%
     (after taxes on distributions)(3)                    3.21%        9.07%
     (after taxes on distributions and sale of shares)    2.27%        8.08%
--Preferred                                                3.15%        9.18%
--Select                                                   3.07%        9.06%
     Russell 1000 Growth Index*                           5.26%       13.23%
     S&P 500 Index*                                       4.91%       14.39%
     Morningstar Large Growth Category*                   6.46%       14.01%

     -------------------------------------------------------------------------
                                              Past         Past        Since
                                             1 Year       5 Years  Inception(4)
Partners LargeCap Growth Fund II
     (Acquiring Fund)
--Class J                                      3.00%      -3.37%       -4.47%
--Advisors Preferred                           4.14%      -3.13%       -4.23%
--Advisors Select                              3.91%      -3.29%       -4.39%
--Advisors Signature                           3.80%      -3.42%       -4.51%
--Institutional
     (before taxes)                           4.75%      -2.57%       -3.67%
     (after taxes on distributions)(3)        4.56%      -2.66%       -3.76%
     (after taxes on distributions and
     sale of shares)                          3.32%      -2.17%       -3.09%
--Preferred                                    4.47%      -2.87%       -3.96%
--Select                                       4.23%      -2.96%       -4.05%
     Russell 1000 Growth Index*               5.26%      -3.58%       -3.58%
     Morningstar Large Growth Category*       6.46%      -3.36%       -3.07%
------------------
* Index performance does not reflect deductions for fees, expenses or taxes.

(1) Lifetime results are measured from the date each class of shares of the Acquired Fund, other than Advisors Signature, was first sold (December 30,
    2002). See note (2) below regarding Advisors Signature shares of the Acquired Fund.

(2) The Advisors Signature shares of the Acquired Fund were first sold on November 1, 2004. The other classes of the Acquired Fund were first sold on December 30, 2002. For periods prior to the date on which the Advisors Signature class began operations, its returns are based on the performance of the Acquired Fund's Institutional class shares adjusted to reflect the fees and expenses of the Advisors Signature class. The adjustments result in performance (for the periods prior to the date the Advisors Signature class began operations) that is no higher than the historical performance of the Institutional class shares.

(3) After-tax performance is shown for Institutional class shares only. The after-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(4) The Class J shares of the Acquiring Fund were first sold on March 1, 2001, the Advisors Signature shares of the Acquiring Fund were first sold on November 1, 2004 and lifetime results for all share classes are measured from the date the Acquiring Fund commenced operations. All classes of the Acquiring Fund, except for Class J and Advisors Signature, were first sold on December 6, 2000. For periods prior to the date on which each of the Class J and Advisors Signature classes began operations, its returns are based on the performance of the Acquiring Fund's Institutional class shares adjusted to reflect the fees and expenses of the applicable class. The adjustments result in performance (for the periods prior to the date the applicable class began operations) that is no higher than the historical performance of the Institutional class shares.

                         RISKS OF INVESTING IN THE FUNDS

         The principal risks of investing in the Acquired Fund and the Acquiring Fund are stated above. Each of these risks is summarized below. These and other risks of investing in the Acquired and the Acquiring Funds are more fully described in the PIF Prospectus and the PIF SAI.

         Both Funds are subject to the risk that their principal market segment, large capitalization growth-oriented stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of each Fund's securities may fluctuate on a daily basis. As with all mutual funds, as the values of each Fund's assets rise or fall, the Fund's share price changes. If an investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money. As with any security, the securities in which the Funds invest have associated risk. These include:

Stock Market Volatility. The net asset value of the Funds' shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Funds may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.

Growth Stock Risk. Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.

Foreign Securities Risk. Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact each Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.

Interest Rate Risk. Changes in interest rates may adversely affect the value of an investor's securities. When interest rates rise, the value of preferred securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of preferred securities. Some investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, a fund may have to reinvest the proceeds in securities with lower rates. In addition, the funds' appreciation may be limited by issuer call options having more value during times of declining interest rates.

Hedging Strategy Risk. The Funds may use futures, options, swaps and other derivative instruments to "hedge" or protect the portfolio from adverse movements in securities prices and interest rates. The Funds may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The sub-advisor believes the use of these instruments will benefit each Fund. However, a Fund's performance could be worse than if the Fund had not used such instruments if the sub-advisor's judgment proves incorrect. Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower a Fund's total return; and the potential loss from the use of futures can exceed the Fund's initial investment in such contracts.

                        CERTAIN INVESTMENT STRATEGIES AND
                       RELATED RISKS OF THE ACQUIRING FUND

         This section provides information about certain investment strategies and related risks of the Acquiring Fund. The Statement of Additional Information contains additional information about investment strategies and their related risks.

Market Volatility

         Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Repurchase Agreements and Loaned Securities

         The Acquiring Fund may invest a portion of its assets in repurchase agreements, although this is not a principal investment strategy. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the fund sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by a fund collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the fund holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected fund bears a risk of loss. To minimize such risks, the fund enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the securities collateralizing the repurchase agreement is, and during the entire term of the repurchase agreement remains, at least equal to the repurchase price, including accrued interest.

         The Acquiring Fund may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions. These transactions involve risk of loss to a fund if the counterparty should fail to return such securities to the fund upon demand or if the counterparty's collateral invested by the fund declines in value as a result of investment losses.

Reverse Repurchase Agreements

         The Acquiring Fund may use reverse repurchase agreements to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, a fund sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a fund will maintain cash and appropriate liquid assets to cover its obligation under the agreement. The fund will enter into reverse repurchase agreements only with parties that the sub-advisor deems creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the fund, although the fund's intent to segregate assets in the amount of the repurchase agreement minimizes this effect.

Currency Contracts

         The Acquiring Fund may enter into forward currency contracts, currency futures contracts and options, and options on currencies for hedging purposes and not as a principal investment strategy. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. The fund will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the fund (denominated or generally quoted or currently convertible into the currency).

         Hedging is a technique used in an attempt to reduce risk. If the fund's sub-advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the fund's investment strategy, these techniques could result in a loss. These techniques may increase the volatility of the fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the fund to deliver or receive currency.

Forward Commitments

         The Acquiring Fund may enter into forward commitment agreements, although this is not a principal investment strategy. These agreements call for the fund to purchase or sell a security on a future date at a fixed price. The Fund may also enter into contracts to sell its investments either on demand or at a specific interval.

Warrants

         The Acquiring Fund may invest in warrants, although this is not a principal investment strategy. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

Initial Public Offerings ("IPOs")

         An IPO is a company's first offering of stock to the public. IPO risk is that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares by sales of additional shares and by concentration of control in existing management and principal shareholders.

         When a fund's asset base is small, a significant portion of the fund's performance could be attributable to investments in IPOs because such investments would have a magnified impact on the fund. As the fund's assets grow, the effect of the fund's investments in IPOs on the fund's performance probably will decline, which could reduce the fund's performance. Because of the price volatility of IPO shares, a fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the fund's portfolio and lead to increased expenses to the fund, such as commissions and transaction costs. By selling IPO shares, the fund may realize taxable gains it will subsequently distribute to shareholders.

Derivatives

         To the extent permitted by its investment objectives and policies, the Acquiring Fund may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

         Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

         There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect a fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities. The Fund may enter into put or call options, future contracts, options on futures contracts and over-the-counter swap contracts (e.g., interest rate swaps, total return swaps and credit default swaps) for both hedging and non-hedging purposes.

         Generally, the Acquiring Fund may not invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the fund. The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:

         -- the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the sub-advisor anticipated;
         -- the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;
         --the risk that adverse price movements in an instrument can result in a loss substantially greater than a fund's initial investment; and
         --the counterparty may fail to perform its obligations.

Convertible Securities

         Convertible securities are fixed-income securities that a fund has the right to exchange for equity securities at a specified conversion price. The option allows the fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the fund could realize an additional $2 per share by converting its fixed-income securities.

         Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

         The Acquiring Fund treats convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The Fund may invest in convertible securities without regard to their ratings.

Foreign Investing

         The Acquiring fund may invest in securities of foreign companies but not as a principal investment strategy. For the purpose of this restriction, foreign companies are:

         -- companies with their principal place of business or principal office outside the U.S.; and -- companies for which the principal securities trading market is outside the U.S.

         Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although the Acquiring Fund seeks the most favorable net results on its portfolio transactions.

         Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of fund assets is not invested and earning no return. If the Acquiring Fund is unable to make intended security purchases due to settlement problems, it may miss attractive investment opportunities. In addition, the Acquiring Fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.

         With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a fund's investments in those countries. In addition, a fund may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for a fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to fund investors.

         Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the funds intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which a fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of a fund's portfolio. A fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.

         A fund may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.

         Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:

         -- increased social, political and economic instability;
         -- a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
         -- lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
         -- foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
         -- relatively new capital market structure or market-oriented economy; -- the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
         -- restrictions that may make it difficult or impossible for the fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
         -- possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

         In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.

         Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

         Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Small and Medium Capitalization Companies

         The Acquiring Fund may hold securities of small and medium capitalization companies. Market capitalization is defined as total current market value of a company's outstanding common stock.

         Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Small companies may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

         Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies.

Temporary Defensive Measures

         From time to time, as part of its investment strategy, the Acquiring Fund may invest without limit in cash and cash equivalents for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent that a fund is in a defensive position, it may lose the benefit of upswings and limit its ability to meet its investment objective. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, a fund may purchase U.S. government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

         There is no limit on the extent to which the funds may take temporary defensive measures. In taking such measures, a fund may fail to achieve its investment objective.

Portfolio Turnover

         "Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in a fund's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.

         Funds with high turnover rates (more than 100%) often have higher transaction costs (that are paid by the fund) that may have an adverse impact on fund performance and may generate short-term capital gains (on which taxes may be imposed even if no shares of the fund are sold during the year).

         Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights section already includes portfolio turnover costs.

                      INFORMATION ABOUT THE REORGANIZATION

                             Plan of Reorganization

         The Acquired Fund has entered into a Plan of Reorganization with the Acquiring Fund. The terms of the Plan are summarized below. The summary is qualified in its entirety by reference to the Plan, a copy of which is attached as Appendix A to this Proxy Statement/Prospectus.

         Under the Plan, the Acquiring Fund will acquire all the assets and assume all the liabilities of the Acquired Fund. We expect that the closing date will be January 12, 2007, assuming shareholder approval of the Plan, and that the Effective Time of the Reorganization will be as of the close of regularly scheduled trading on the New York Stock Exchange ("NYSE") (normally 3:00 p.m., Central Time) on that date. Each Fund will determine its net asset values as of the close of trading on the NYSE using the procedures described in its then current prospectus (the procedures applicable to the Acquired Fund and the Acquiring Fund are identical). The Acquiring Fund will issue to the Acquired Fund a number of shares of each share class with a total value equal to the total value of the net assets of the corresponding share class of the Acquired Fund outstanding at the Effective Time of the Reorganization.

         Immediately after the Effective Time of the Reorganization, the Acquired Fund will distribute to its shareholders Acquiring Fund shares of the same class as the Acquired Fund shares you own in exchange for all your Acquired Fund shares of that class. Acquired Fund shareholders will receive a number of full and fractional shares of the Acquiring Fund that are equal in value to the value of the shares of the Acquired Fund that are surrendered in the exchange. In connection with the exchange, the Acquiring Fund will credit on its books an appropriate number of its shares to the account of each Acquired Fund shareholder, and the Acquired Fund will cancel on its books all its shares registered to the account of that shareholder. After the Effective Time of the Reorganization, the Acquired Fund will be dissolved in accordance with applicable law.

         The consummation of the transactions contemplated by the Plan is subject to the approval of the Plan by the shareholders of the Acquired Fund. The Plan may be amended, but no amendment may be made which in the opinion of the Board of Directors would materially adversely affect the interests of the shareholders of the Acquired Fund after they have approved the Plan. The Board of Directors may terminate the Plan at any time before the Effective Time of the Reorganization if it believes that consummation of the transactions contemplated by the Plan would not be in the best interests of the shareholders.

         Under the Plan, the expenses of the Reorganization (other than trading costs associated with disposing of any portfolio securities that would not be compatible with the investment objectives and strategies of the Acquiring Fund and reinvesting the proceeds in securities that would be compatible) will be borne by PMC. Trading costs associated with portfolio repositioning in connection with the Reorganization are expected to be negligible because the Acquired Fund is managed by the same sub-advisor as the Acquiring Fund, and the sub-advisor employs the same investment strategies for both Funds If portfolio repositioning occurs, it may result in the realization of taxable capital gains which will be distributed to shareholders of the Acquired Fund prior to the Reorganization. Expenses expected to be incurred in connection with the Reorganization include, but are not limited to, accountants' fees, legal fees, registration fees, printing expenses, transfer taxes (if any) and the fees of banks and transfer agents.

         If the Plan is not approved by the shareholders of the Acquired Fund or is not consummated for any other reason, the Board will consider other possible courses of action. The Board, including all the Independent Directors (defined below), recommends that shareholders vote FOR the Proposal.

                         Reasons for the Reorganization

         The Reorganization will permit PIF to substitute for the Acquired Fund an Acquiring Fund that the Board believes will produce higher returns for shareholders. The investment performance of the Acquired Fund since its inception in 2002 has lagged the performance of its benchmark indices as well as an average of other mutual funds employing similar investment strategies. Consequently, PMC recently recommended, and the Board approved, replacing the Acquired Fund's sub-advisor with American Century, the sub-advisor that presently manages the primary investments of the Acquiring Fund. This change took effect on October 1, 2006. The Reorganization is another measure that PMC and the Board believe will benefit shareholders. With less than $150 million in assets and a below-average performance record, the Acquired Fund has little prospect for growth. On the other hand, the Acquiring Fund has a significantly larger asset base than the Acquired Fund and a performance record that compares more favorably to its benchmark index as well as its peer group average. Although past performance is no indication of future results, as compared to the Acquired Fund, the Acquiring Fund has produced greater performance returns over the one- and three-year periods ended August 31, 2006. Moreover, the investment objective, strategies and risks of the Acquiring Fund are identical to those of the Acquired Fund. Accordingly, after the Reorganization, it should be reasonable for shareholders to have the same investment expectations but with improved prospects for better performance. The combination of the Acquired and Acquiring Funds' assets also may result in greater potential for attendant reductions in overall expenses.

                    Board Consideration of the Reorganization

         The Board of Directors, including the Directors who are not "interested persons" (as defined in the 1940 Act) of the Acquired Fund (the "Independent Directors"), considered the Reorganization at meetings held on June 12, 2006 and September 11, 2006. The Board considered information about the Reorganization presented by PMC, and the Independent Directors were assisted by independent legal counsel and an independent consultant. The Board requested and evaluated such information as it deemed necessary to consider the Reorganization. At the September 11, 2006 meeting, the Board of Directors unanimously approved the Reorganization after concluding that the Acquired Fund's participation in the Reorganization is in the best interests of the Acquired Fund and the Acquiring Fund and that the interests of existing shareholders of the Acquired Fund and the Acquiring Fund will not be diluted as a result of the Reorganization.

         In determining whether to approve the Reorganization and recommend its approval to shareholders, the Board of Directors made inquiry into a number of matters and considered, among others, the following factors, in no order of priority:

(1) the identical investment objectives shared by each Fund as well as each Fund's identical investment strategies and risks;

(2) the absence of any differences between each Fund's fundamental and non-fundamental policies;

(3) the determination by the Board that it was in the best interests of the Acquired Fund to approve the change in sub-advisor to American Century prior to the Reorganization, and the estimated explicit trading costs associated with disposing of any portfolio securities that would not be compatible with the new sub-advisor's investment style and strategies and reinvesting the proceeds in securities that would be compatible;

(4) estimated explicit trading costs associated with disposing of any portfolio securities and reinvesting the proceeds in connection with the Reorganization resulting from the completion of the realignment of the portfolio;

(5) expense ratios and available information regarding the fees and expenses of the Acquired Fund and the Acquiring Fund;

(6) comparative investment performance of and other information pertaining to the Acquired Fund and the Acquiring Fund;

(7) the potential effect on the Acquired Fund's shareholders of investing in a larger asset pool and the potential effect on the portfolio management of the Acquiring Fund of such a larger asset base;

(8) the prospects for growth of and for achieving economies of scale by the Acquired Fund in combination with the Acquiring Fund;

(9) the absence of any material differences in the rights of shareholders of the Acquired Funds and the Acquiring Funds;

(10) the financial strength, investment experience and resources of the sub-advisors to the Acquiring Fund, American Century, which serves as the sub-advisor to both the Acquired and the Acquiring Fund, and BNY, which manages the cash portion of the Acquiring Fund's portfolio;

(11) the fact that all costs of the Reorganization, other than trading costs associated with portfolio securities transactions, would be borne by PMC;

(12) any direct or indirect benefits expected to be derived by PMC and its affiliates from the Reorganization;

(13) the direct or indirect federal income tax consequences of the Reorganization, including the expected tax-free nature of the Reorganization, the impact of any federal income tax loss carryforwards and the estimated capital gain or loss expected to be incurred in connection with disposing of any portfolio securities that would not be compatible with the investment objectives and strategies of the Acquiring Fund, where applicable;

(14) the fact that the Reorganization will not result in any dilution of Acquired Fund shareholder values;

(15)     the terms and conditions of the Plan; and

(16)     possible alternatives to the Reorganization.

         The Board's decision to recommend approval of the Reorganization was based on a number of factors, including the following:

(1) it should be reasonable for shareholders to have the same investment expectations after the Reorganization because the investment objectives, strategies, policies and risks of each Fund are the same;

(2) American Century, as the sub-advisor with primary responsibility for managing the assets of the Acquired and Acquiring Funds, may be expected to continue to provide high quality investment advisory services and personnel for the foreseeable future;

(3) the Acquiring Fund, which has a substantially larger asset base than the Acquired Fund, has outperformed the Acquired Fund over the one- and three-year time periods ended August 31, 2006, although no assurance can be given that the Acquiring Fund will achieve any particular level of performance after the Reorganization; and

(4) the Acquiring Fund has the same advisory fee rate and the same total expense ratios as the Acquired Fund (except in the case of Class J shares where the gross expense ratio of the Acquired Fund is higher than the Acquiring Fund's; PMC, however, has contractually agreed to maintain the operating expenses of Class J shares of each Fund at 1.75% through February 28, 2007).

                   Description of the Securities to Be Issued

         PIF is a Maryland corporation that is authorized to issue its shares of common stock in separate series and separate classes of series. Each of the Acquired and Acquiring Funds is a separate series of PIF, and the Advisors Preferred, Advisors Select, Advisors Signature, Class J, Institutional, Preferred and Select shares of common stock of the Acquiring Fund to be issued in connection with the Reorganization represent interests in the assets belonging to that series and have identical dividend, liquidation and other rights, except that expenses allocated to a particular series or class are borne solely by that series or class and may cause differences in rights as described herein. Expenses related to the distribution of, and other identified expenses properly allocated to, the shares of a particular series or class are charged to, and borne solely by, that series or class, and the bearing of expenses by a particular series or class may be appropriately reflected in the net asset value attributable to, and the dividend and liquidation rights of, that series or class.

         All shares of PIF have equal voting rights and are voted in the aggregate and not by separate series or class of shares except that shares are voted by series or class: (i) when expressly required by Maryland law or the 1940 Act and (ii) on any matter submitted to shareholders which the Board of Directors has determined affects the interests of only a particular series or class.

         The share classes of the Acquired Fund have the same rights with respect to the Acquired Fund that the share classes of the Acquiring Fund have with respect to the Acquiring Fund.

         Shares of both Funds, when issued, have no cumulative voting rights, are fully paid and non-assessable, have no preemptive or conversion rights and are freely transferable. Each fractional share has proportionately the same rights as are provided for a full share.

                         Federal Income Tax Consequences

         As a condition to the consummation of the Reorganization, PIF will have received an opinion from Dykema Gossett PLLC substantially to the effect that, based upon the facts and assumptions stated therein, for federal income tax purposes: (1) the Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code; (2) no gain or loss will be recognized by the Acquired Fund or the Acquiring Fund upon the transfer of the assets and liabilities, if any, of the Acquired Fund to the Acquiring Fund solely in exchange for shares of the Acquiring Fund; (3) no gain or loss will be recognized by shareholders of the Acquired Fund upon the exchange of such Acquired Fund's shares solely for shares of the Acquiring Fund; (4) the holding period and tax basis of the shares of the Acquiring Fund received by each holder of shares of the Acquired Fund pursuant to the Reorganization will be the same as the holding period and tax basis of the shares of the Acquired Fund held by the shareholder (provided the shares of the Acquired Fund were held as a capital asset on the date of the Reorganization) immediately prior to the Reorganization; and (5) the holding period and tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the holding period and tax basis of those assets to the Acquired Fund immediately prior to the Reorganization.

         Capital Loss Carryforwards. As of October 31, 2005, the Acquired Fund had no accumulated capital loss carryforwards.

         Distribution of Income and Gains. Prior to the Reorganization, the Acquired Fund, whose taxable year will end as a result of the Reorganization, will declare to its shareholders of record one or more distributions of all of its previously undistributed net investment income and net realized capital gain, including capital gains on any securities disposed of in connection with the Reorganization. Such distributions will be made to shareholders before the Reorganization. An Acquired Fund shareholder will be required to include any such distributions in such shareholder's taxable income. This may result in the recognition of income that could have been deferred or might never have been realized had the Reorganization not occurred.

         The foregoing is only a summary of the principal federal income tax consequences of the Reorganization and should not be considered to be tax advice. There can be no assurance that the Internal Revenue Service will concur on all or any of the issues discussed above. You may wish to consult with your own tax advisers regarding the federal, state, and local tax consequences with respect to the foregoing matters and any other considerations which may apply in your particular circumstances.

                                 CAPITALIZATION

         The following table shows the capitalization of each of the Acquired Fund and the Acquiring Fund as of April 30, 2006, and the pro forma combined capitalization of the Acquiring Fund as if the Reorganization had occurred as of that date.
                                                       Net Asset
                                                         Value       Shares
                                         Net Assets     Per Share  Outstanding
(1)  Partners LargeCap Growth Fund
       (Acquired Fund)
              --Advisors Preferred          1,931,111      12.02        160,638
              --Advisors Select             2,405,535      11.96        201,193
              --Advisors Signature            360,390      12.10         29,773
              --Class J                     9,928,665      11.91        833,319
              --Institutional             164,742,893      12.25     13,450,801
              --Preferred                      32,082      12.17          2,636
              --Select                         18,055      12.12          1,490
              --Total                     179,418,731                14,679,850

(2)  Partners LargeCap Growth Fund II
       (Acquiring Fund)
              --Advisors Preferred          8,545,418       8.34      1,024,182
              --Advisors Select            14,239,877       8.27      1,722,029
              --Advisors Signature            424,967       8.51         49,922
              --Class J                    12,402,641       8.09      1,532,229
              --Institutional             803,034,731       8.61     93,318,899
              --Preferred                  20,756,828       8.48      2,447,828
              --Select                     20,140,144       8.44      2,387,628
              --Class A                       424,616       8.57         49,564
              --Total                     879,969,222               102,532,281

(3) Partners LargeCap Growth Fund II (pro forma assuming combination of (1) and (2))
              --Advisors Preferred         10,476,529       8.34     1,256,179
              --Advisors Select            16,645,412       8.27     2,012,746
              --Advisors Signature            785,357       8.51        92,286
              --Class J                    22,331,306       8.09     2,760,359
              --Institutional             967,777,624       8.61   112,401,582
              --Preferred                  20,788,910       8.48     2,451,522
              --Select                     20,158,199       8.44     2,388,412
              --Class A                       424,616       8.57        49,564
              --Total                   1,059,387,953              123,412,650

                     ADDITIONAL INFORMATION ABOUT THE FUNDS

                           Multiple Classes of Shares

         The Board of Directors of PIF has adopted an 18f-3 Plan for both of the Funds. Under these plans, each of the Funds currently offers the following seven classes of shares: Advisors Signature, Advisors Select, Advisors Preferred, Select; Preferred, Institutional, and Class J. The Acquiring Fund also offers Class A shares. The Advisors Signature, Advisors Select, Advisors Preferred, Select, Preferred, Institutional and Class J shares are the same except for differences in class expenses, including any 12b-1 fees, and any applicable sales charges, excessive trading and other fees. Additional share classes may be offered in the future.

                         Costs of Investing in the Funds

Fees and Expenses of the Funds

         The Advisors Signature, Advisors Select, Advisors Preferred, Select, Preferred and Institutional classes of both Funds are available without any front-end sales charge or contingent deferred sales charge ("CDSC"). There is no sales charge on any shares purchased with reinvested dividends or other distributions. These shares classes are available through employer-sponsored retirement plans which may impose fees in addition to those charged by the Funds.

         The Class J shares of both Funds are sold without any front-end sales charge. There is no sales charge on any shares purchased with reinvested dividends or other distributions. Under certain circumstances, Class J shares may be subject to a CDSC and to excessive trading fees, as described below.

         If you sell your Class J shares within 18 months of purchase, a CDSC may be imposed on the shares sold. The CDSC, if any, is determined by multiplying by 1.00% the lesser of the market value at the time of redemption or the initial purchase price of the shares sold. The CDSC is not imposed on shares:

         o    that were purchased pursuant to the Small Amount Force Out program
              (SAFO);

         o redeemed due to a shareholder's death or disability (as defined in the Internal Revenue Code);

         o redeemed from retirement plans to satisfy minimum distribution rules under the Internal Revenue Code;

         o sold using a periodic withdrawal plan (up to 10% of the value of the shares (as of the last business day of December of the prior year) subject to a CDSC without paying the CDSC);

         o    that were purchased through the Principal Income IRA; or

         o    that were purchased through Principal Passage.

         An excessive trading fee* of 1.00% is charged on redemptions or exchanges of $30,000 or more if the Class J shares were purchased within 30 days of the redemption or exchange. The fee does not apply to redemptions made: through a periodic withdrawal plan; due to a shareholder's death or disability (as defined in the Internal Revenue Code); or to satisfy minimum distribution rules imposed by the Internal Revenue Code. The fee is calculated as a percentage of market value of the shares redeemed at the time of the redemption or exchange.

* The excessive trading fee does not apply to Class J shares redeemed/exchanged from the PIF Money Market Fund.

Ongoing Fees

         Each of the share classes of the Funds pays various ongoing fees to PMC and others who provide services. Ongoing fees reduce the value of each share. Because they are ongoing, they increase the cost of investing in the Funds.

         All share classes of the Funds pay the following ongoing fees:

         o Management Fee - Through the investment advisory agreement with the Funds, PMC has agreed to provide investment advisory services and corporate administrative services to the Funds.

         o Portfolio Accounting Services - PMC has entered into an agreement with the Funds under which PMC supplies portfolio accounting services. Currently, there is no charge for these services.

         All share classes of the Funds except Preferred and Institutional, pay the following ongoing fees:

         o Distribution Fee - Each of the Funds has adopted a distribution plan under Rule 12b-1 under the 1940 Act for its Advisors Signature, Advisors Select, Advisors Preferred, Select and Class J shares. Under the plan, each such share class of each Fund pays a distribution fee based on the average daily net asset value (NAV) of the Fund. These fees pay distribution expenses for the sale of Fund shares by Princor (the distributor of each Fund) and other selling dealers. See "Rule 12b-1 Fees" below.

         All share classes of the Funds, except Institutional and Class J, pay the following ongoing fees:

         o Service Fee - PMC has entered into a Service Agreement with each of the Funds under which PMC performs personal services to shareholders.

         o Administrative Service Fee - PMC has entered into an Administrative Services Agreement with each Fund under which PMC provides transfer agent and corporate administrative services to the Fund. In addition, PMC has assumed the responsibility for communications with and recordkeeping services for beneficial owners of Fund shares.

         Class J shares of the Funds pay the following ongoing fee:

         o Transfer Agent Fee - PMC has entered into a Transfer Agency Agreement with the Funds under which PMC provides transfer agent services to the Class J shares of the Funds. These services are currently provided at cost.

         Class J shares of the Funds also pay expenses of registering and qualifying shares for sale, the cost of producing and distributing reports and prospectuses to Class J shareholders and the cost of shareholder meetings held solely for Class J shares.

         PMC registers Class J shares with the states and each of the Funds pays the cost associated with this activity under the terms of the Transfer Agency Agreement for Class J Shares.

                                 Rule 12b-1 Fees

         PIF has adopted a Distribution and Service Plan under Rule 12b-1 under the 1940 Act (each, a "12b-1 plan") for the Advisors Signature, Advisors Select, Advisors Preferred, Select and Class J shares of each of the Funds.

For each of the Funds, the 12b-1 plan provides that the Fund makes payments from its assets to Princor pursuant to the plan to compensate Princor and other selling dealers for providing shareholder services to existing Fund shareholders and rendering assistance in the distribution and promotion of the Advisors Signature, Advisors Select, Advisors Preferred, Select and Class J shares to the public. Distribution services for which Princor is compensated under the 12b-1 plans include, but are not limited to:

         o formulation and implementation of marketing and promotional activities;

         o    preparation, printing and distribution of sales literature;

         o preparation, printing and distribution of prospectuses and Fund reports to other than existing shareholders;

         o obtaining such information with respect to marketing and promotional activities as Princor deems advisable;

         o making payments to dealers and others engaged in the sale of shares or who engage in shareholder support services; and

         o providing training, marketing and support with respect to the sale of Funds' shares.

         The 12b-1 plans also authorize Princor to enter into service agreements with other selling dealers and with banks and other financial institutions to provide shareholder services to existing shareholders, including services such as furnishing information as to the status of shareholder accounts, responding to shareholder written and telephone inquiries and assisting shareholders with tax information.

         Each Fund pays Princor a fee after the end of each month at a rate stated as an annual percentage of the Fund's average daily net assets attributable to the particular class of shares. For each such class of shares, the 12b-1 plans provide for payments by the Funds to Princor at an annual rate of up to:

                   Advisors Signature 0.35%
                    Advisors Select 0.30%
                   Advisors Preferred 0.25%
                         Select 0.10%
                        Class J 0.50%

         Because they are ongoing, 12b-1 fees may, over time, exceed other types of sales charges such as front-end charges or contingent deferred sales charges.

                           Dividends and Distributions

         The Acquired Fund and the Acquiring Fund pay their net investment income on an annual basis to shareholders of record on the business day prior to the payment date. The payment date is the last business day of the year.

         Net realized capital gains, if any, are distributed by the Acquired Fund and the Acquiring Fund annually. Generally, the distribution is made on the fourth business day of December. Payments are made to shareholders of record on the business day prior to the payment date. Capital gains may be taxable at different rates, depending on the length of time that a Fund holds its assets.

         Dividend and capital gain distributions will be reinvested in shares of the Fund from which the distribution is paid. However, shareholders may authorize the distribution to be: (i) invested in shares of another PIF Fund (Dividend Relay) (distributions of a Fund may be directed only to one receiving PIF Fund); or (ii) paid in cash.

         Generally, for federal income tax purposes, Fund distributions are taxable as ordinary income, except that any distributions of long-term capital gains will be taxed as such regardless of how long Fund shares have been held. Special tax rules apply to Fund distributions to Individual Retirement Accounts and other retirement plans. A tax advisor should be consulted to determine the suitability of the Funds as an investment by such a plan and the tax treatment of distributions by the Funds. A tax advisor can also provide information on the potential impact of possible foreign, state and local taxes. A Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased.

         Payment of income dividends and capital gains shortly after you buy shares has the effect of reducing the share price by the amount of the payment. Distributions from a Fund, whether received in cash or reinvested in additional shares may be subject to federal (and state) income tax. For these reasons, buying shares of a Fund shortly before it makes a distribution may be disadvantageous to you.

         Immediately prior to the Effective Time of the Reorganization, the Acquired Fund will pay a dividend or dividends that, together with all previous dividends, will have the effect of distributing to its shareholders all of its investment company taxable income for taxable years ending on or prior to the Reorganization (computed without regard to any deduction for dividends paid) and all of its net capital gains, if any, realized in taxable years ending on or prior to the Reorganization (after reduction for any available capital loss carryforward). Such dividends will be included in the taxable income of the Acquired Fund's shareholders.

                             Pricing of Fund Shares

         Each Fund's shares are bought and sold at the current share price. The share price of each class of each Fund is calculated each day the New York Stock Exchange ("NYSE") is open (shares are not priced on the days on which the NYSE is closed for trading). The share price is determined at the close of business of the NYSE (normally 3:00 p.m. Central Time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received.

       For both Funds, the share price is calculated by:

       o    taking the current market value of the total assets of the Fund

       o    subtracting liabilities of the Fund

       o    dividing the remainder proportionately into the classes of the Fund

       o    subtracting the liability of each class

       o dividing the remainder by the total number of shares owned in that class.

         If current market values are not readily available for a security owned by a Fund, its fair value is determined in good faith under procedures established by and under the supervision of the Fund's Board of Directors.

         A Fund's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. Generally, the values of foreign securities used in computing a Fund's net asset value (NAV) are determined at the time the foreign market closes. Foreign securities and currencies are converted to U.S. dollars using the exchange rate in effect at the close of the London Exchange (generally 11:00 a.m. Eastern Time). Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. Each Fund has adopted policies and procedures to "fair value" some or all securities held by the Fund if significant events occur after the close of the market on which the foreign securities are traded but before the Fund's NAV is calculated. Significant events can be specific to a single security or can include events that affect a particular foreign market or markets. A significant event can also include a general market movement in the U.S. securities markets. If PMC believes that the market value of any or all of the foreign securities is materially affected by such an event, the securities will be valued, and the Fund's NAV will be calculated, using the policy adopted by the Fund. These fair valuation procedures are intended to discourage shareholders from investing in the Fund for the purpose of engaging in market timing or arbitrage transactions.

         The trading of foreign securities generally or in a particular country or countries may not take place on all days the NYSE is open, or may trade on days the NYSE is closed. Thus, the value of the foreign securities held by the Fund may change on days when shareholders are unable to purchase or redeem shares.

         Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. Each of the Funds has a policy to value such securities at prices at which it is expected those shares may be sold, and PMC or any sub-advisor is authorized to make such determinations subject to the oversight of the Fund's Board as may from time to time be necessary.

                 Purchases, Redemptions and Exchanges of Shares

         The purchase, redemption and exchange procedures with respect to a particular class of shares of the Acquired and Acquiring Funds are the same.

Purchases

Advisors Preferred, Advisors Select, Advisors Signature, Preferred and Select Shares

Shares may be purchased:

o    via the internet.

     o standard method of accepting data for plans with fewer than 1,000 current and terminated (within the last five years) members.

     o   available 7 days a week (7 a.m. to 9 p.m. Central Time).

o    using a modem.

     o   plan contributions transferred electronically.

     o standard method of accepting data for plans with more than 1,000 current and terminated (within the last five years) members.

     o   available 24 hours a day, 7 days a week.

         To eliminate the need for safekeeping, the Funds will not issue certificates for shares. The Funds may periodically close to new purchases of shares or refuse any order to buy shares if PMC determines that doing so would be in the best interests of the Fund and its shareholders.

Institutional Shares

         Shares are purchased from Princor, the Fund's principal underwriter. There are no sales charges on shares of the Funds. There are no restrictions on amounts to be invested in Institutional shares of the Funds.

         Shareholder accounts for each Fund are maintained under an open account system. Under this system, an account is opened and maintained for each investor. Each investment is confirmed by sending the investor a statement of account showing the current purchase or sale and the total number of shares owned. The statement of account is treated by each Fund as evidence of ownership of Fund shares. Share certificates are not issued.

         The Funds may reject or cancel any purchase orders for any reason. For example, the Funds do not permit market timing because short-term or other excessive trading into and out of the Funds may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the Funds may reject any purchase orders from market timers or investors that, in PMC's opinion, may be disruptive to the Funds. For these purposes, PMC may consider an investor's trading history in the Funds or other PIF Funds and accounts under common ownership or control.

Class J Shares

         Fill out the Principal Investors Fund (or the IRA, SEP or SIMPLE) application completely. You must include:

     o   the name you want to appear on the account;

     o   the PIF Fund(s) in which you want to invest;

     o   the amount of the investment;

     o   your Social Security number; and

     o   other required information.

         Each Fund requires a minimum initial investment of $1,000. Subsequent investment minimums are $100. However, if your subsequent investments are made using an Automatic Investment Plan, the investment minimum is $50.

Notes:

     o The Funds may reject or cancel any purchase orders for any reason. For example, the Funds do not permit market timing because short-term or other excessive trading into and out of the Funds may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the Funds may reject any purchase orders from market timers or investors that, in PMC's opinion, may be disruptive to the Funds. For these purposes, PMC may consider an investor's trading history in the Funds or other PIF Funds and accounts under common ownership or control.

     o The minimum investment applies on a Fund level, not on the total investment being made.

     o You may buy Class J shares from any registered representative whose broker/dealer has a selling agreement for Class J shares. If you do not have a registered representative, please call 1-800-247-4123 for information on how to purchase Class J shares.

     o Class J shares of the PIF MidCap Value, PIF Preferred Securities and PIF SmallCap Value Funds are also available through Principal Passage, a fee-based brokerage account.

         To eliminate the need for safekeeping, neither Fund will issue certificates for shares. Each Fund may periodically close to new purchases of shares or refuse any order to buy shares if PMC determines that doing so would be in the best interests of the Fund and its shareholders.

         In order for us to process your purchase order on the day it is received, we must receive the order (with complete information):

     o   on a day that the NYSE is open; and

     o   prior to the close of trading on the NYSE
         (normally 3 p.m. Central Time).

         Orders received after the close of the NYSE or on days that the NYSE is not open will be processed on the next day that the NYSE is open for normal trading.

         Note: We consider your purchase of Fund shares by check to be your authorization to make an ACH debit entry to your account.

-Invest by Mail

     o Send a check and completed application to:
         Principal Investors Fund
         P. O. Box 10423
         Des Moines Iowa 50306-9780

     o Make your check payable to Principal Investors Fund.

     o Your purchase will be priced at the next share price calculated after PIF receives your paperwork, completed in a manner acceptable to us.

     o When you purchase shares by check, you authorize us to process your purchase electronically. If your check is processed electronically, your checking account may be debited on the same day we receive the check and it will not be returned with your checking account statement.

-Order by Telephone

     o Registered representatives on behalf of shareholders of Class J shares may call us between 7:00 a.m. and 7:00 p.m. Central Time on any day that the NYSE is open.

     o We must receive your payment for the order within three business days (or the order will be canceled and you may be liable for any loss).

Notes:

     o Phone orders are not available for qualified accounts or the PIF Money Market Fund.

     o Other restrictions may apply, please call us for details.

-Wire Money from Your Bank

     o Call PIF for an account number and wiring instructions.

     o For both initial and subsequent purchases, federal funds should be wired to: Wells Fargo, N.A.
         San Francisco, CA
         ABA No.: 121000248
         For credit to: Principal Investors Fund, Inc.
         Account No.: 3000499968
         For credit: Principal ________ Fund, Class J
         Shareholder Account No. __________________
         Shareholder Registration __________________

     o Give the number and instructions to your bank (which may charge a wire fee).

     o No wires are accepted on days when the NYSE is closed or when the Federal Reserve is closed (because the bank that would receive your wire is closed).

-Establish a Direct Deposit Plan

Direct Deposit allows you to deposit automatically all or part of your paycheck (or government allotment) to your PIF account(s).

     o Availability of this service must be approved by your payroll department.

     o Call PIF for an account number, Automated Clearing House (ACH) instructions and the form needed to establish Direct Deposit.

     o Give the Direct Deposit Authorization Form to your employer or the governmental agency (either of which may charge a fee for this service).

     o Shares will be purchased on the day the ACH notification is received by Wells Fargo, N.A.

     o On days when the NYSE is closed, but the bank receiving the ACH notification is open, your purchase will be priced at the next calculated share price.

-Establish an Automatic Investment Plan

     o You may make regular monthly investments with automatic deductions from your bank or other financial institution account. You select the day (not the 29th, 30th or 31st) of the month the deduction is to be made.

     o The minimum initial investment is waived if you set up an Automatic Investment Plan when you open your account.

     o Minimum monthly purchase is $50 per Fund.

     o Send completed application, check authorization form and voided check (or voided deposit slip) to:
         Principal Investors Fund
         P. O. Box 10423
         Des Moines Iowa 50306-0423

-Set Up a Dividend Relay

     o Invest your dividends and capital gains from one Fund in shares of another PIF Fund.

     o You may acquire shares of a PIF Fund only if its shares are legally offered in your state of residence.

     o Distributions from a Fund may be directed to only one receiving PIF Fund.

     o The PIF Fund share class receiving the investment must be the same class as the originating Fund.

     o There is no sales charge or administrative charge for the Dividend Relay.
     o You can set up Dividend Relay:

         o    on the application for a new account; or

         o by calling Principal Investors Fund if telephone services apply to the originating account; or

         o    in writing (a signature guarantee may be required).

     o You may discontinue your Dividend Relay election with a written notice to PIF. The election may also be discontinued by calling PIF if telephone services apply to the originating account. There may be a delay of up to 10 days before the Dividend Relay plan is discontinued.

     o The amount invested in the receiving PIF Fund must meet that Fund's minimums. If it does not, the receiving PIF Fund reserves the right to close the account if it is not brought up to the minimum investment amount within 30 days of sending you a deficiency notice.

Redemptions

Advisors Preferred, Advisors Select, Advisors Signature, Preferred and Select Shares

         Subject to any restrictions imposed by a plan, shares may be sold back to the Funds any day the NYSE is open. For more information about how to sell shares of the Funds, including any charges that a plan may impose, please consult the plan.

         The Funds generally send payment for shares sold the business day after the sell order is received. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

Institutional Shares

         You may redeem shares of the Funds upon request. There is no charge for the redemption. Shares are redeemed at the NAV per share next computed after the request is received by the Fund in proper and complete form.

         Each Fund generally sends payment for shares sold the business day after the sell order is received. Under unusual circumstances, each Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

Class J Shares

         After you place a sell order in proper form, shares are sold using the next share price calculated. The amount you receive will be reduced by any applicable CDSC or excessive trading fee. There is no additional charge for a sale of shares however, you will be charged a $6 wire fee if you have the sale proceeds wired to your bank. Generally, the sale proceeds are sent out on the next business day (a day when the NYSE is open for normal business) after the sell order has been placed. It may take additional business days for your financial institution to post this payment to your account at that financial institution. At your request, the check will be sent overnight (a $15 overnight fee will be deducted from your account unless other arrangements are made). A Fund can only sell shares after your check making the Fund investment has cleared your bank. To avoid the inconvenience of a delay in obtaining sale proceeds, shares may be purchased with a cashier's check, money order or certified check. A sell order from one owner is binding on all joint owners.

         Distributions from IRA, SEP, SIMPLE and SAR-SEP accounts may be taken as:

     o   lump sum of the entire interest in the account;

     o   partial interest in the account; or

     o periodic payments of either a fixed amount or an amount based on certain life expectancy calculations.

         Tax penalties may apply to distributions before the participant reaches age 59 1/2.

         Selling shares may create a gain or a loss for federal (and state) income tax purposes. You should maintain accurate records for use in preparing your income tax returns.

         Generally, sales proceeds checks are:

     o payable to all owners on the account (as shown in the account registration); and

     o mailed to the address on the account (if not changed within last month) or previously authorized bank account.

         For other payment arrangements, please call PIF. You should also call PIF for special instructions that may apply to sales from accounts:

     o   when an owner has died;

     o   for certain employee benefit plans; or

     o   owned by corporations, partnerships, agents or fiduciaries.

         Payment for shares sold is generally sent the business day after the sell order is received. Under unusual circumstances, each Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

         Excessive Trading Fee. Each Fund will impose a redemption fee when $30,000 or more of Class J shares are redeemed or exchanged within 30 days after they are purchased. The fee is equal to 1.00% of the total redemption amount. The fee is paid to the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term money movement in and out of the Fund.

-Sell Shares By Mail

     o Send a letter or distribution form (call us for the form) which is signed by the owner/owners of the account to:
         Principal Investors Fund
         P. O. Box 10423
         Des Moines Iowa 50306-0423

     o Specify the Fund and account number.

     o Specify the number of shares or the dollar amount to be sold.

     o A medallion signature guarantee* will be required if the:

         o    sell order is for more than $100,000;

         o check is being sent to an address other than the account address; o account address has been changed within one month of the sell order; or

         o check is payable to a party other than the account shareholder(s) or Principal Life.

     * If required, the signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan, national securities exchange member or brokerage firm. A signature guaranteed by a notary public or savings bank is not acceptable.

-Sell Shares in Amounts of $100,000 or Less by Telephone

     o The address on the account must not have been changed within the last month and telephone privileges must apply to the account from which the shares are being sold.

     o If our phone lines are busy, you may need to send in a written sell order.

     o To sell shares the same day, the order must be received before the close of normal trading on the NYSE (generally 3:00 p.m. Central
          Time).

     o Telephone redemption privileges are NOT available for PIF 403(b) plans, inherited IRAs and certain employee benefit plans.

     o If previously authorized, checks can be sent to a shareholder's U.S. bank account.

-Periodic Withdrawal Plans

         You may set up a periodic withdrawal plan on a monthly, quarterly, semiannual or annual basis to:

     o sell enough shares to provide a fixed amount of money ($25 minimum amount);

     o pay insurance or annuity premiums or deposits to Principal Life (call us for details); and

     o provide an easy method of making monthly installment payments (if the service is available from your creditor who must supply the necessary forms).

         You can set up a periodic withdrawal plan by:

     o   completing the applicable section of the application; or

     o   sending us your written instructions; or

     o calling us if you have telephone privileges on the account (telephone privileges may not be available for all types of accounts).

         Your periodic withdrawal plan continues until:

     o   you instruct us to stop; or

     o   your Fund account balance is zero.

         When you set up the withdrawal plan, you select which day you want the sale made (if none selected, the sale will be made on the 15th of the month). If the selected date is not a trading day, the sale will take place on the next trading day (if that day falls in the month after your selected date, the transaction will take place on the trading day before your selected date). If telephone privileges apply to the account, you may change the date or amount by telephoning us.

         Sales made under your periodic withdrawal plan will reduce and may eventually exhaust your account. The Funds do not normally accept purchase payments while a periodic withdrawal plan is in effect (unless the purchase represents a substantial addition to your account).

         The Fund from which the periodic withdrawal is made makes no recommendation as to either the number of shares or the fixed amount that you withdraw.

         10% Withdrawal Privilege. Sales may be subject to a CDSC. Up to 10% of the value of your Class J share account may be withdrawn annually free of a CDSC. If the withdrawal plan is set up when the account is opened, 10% of the value of additional purchases made within 60 days may also be withdrawn free of a CDSC. The amount of the 10% withdrawal privilege is reset as of the last business day of December of each year based on the account's value as of that day. The free withdrawal privilege not used in a calendar year is not added to the free withdrawal privileges for any following year.

Exchanges

Advisors Preferred, Advisors Select, Advisors Signature, Preferred and Select Shares

         An exchange between PIF Funds is a sale of shares in one PIF Fund and purchase of shares of another PIF Fund with the redemption proceeds. Subject to any restrictions a plan imposes, shares in the Funds may be exchanged, without charge, for the same class of any other PIF Fund, provided that:

     o the class shares of such other PIF Fund are available in the plan member's state of residence; and

     o   shares of such other PIF Fund are available through the plan.

         The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity, and under other circumstances where the Board of Directors or PMC believes it is in the best interests of a Fund, each Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, reject any exchange or close the account. Notification of any such action will be given to the extent required by law.

Institutional Shares

         Shares in the Funds may be exchanged, without charge, for the same class of any other PIF Fund. The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity, and under other circumstances where the Board of Directors or PMC believes it is in the best interest of a Fund, each Fund reserves the right to review or terminate the exchange privilege, limit the amount or number of exchanges, reject any exchange or close the account. Notification of such action will be given to the extent required by law.

Class J Shares

         Your shares in the Funds may be exchanged without a sales charge for the same class of any other PIF Fund.*

     o The CDSC, if any, is not charged on exchanges. However, the original purchase date of the shares from which an exchange is made is used to determine if newly acquired shares are subject to the CDSC when they are sold.

     o An excessive trading fee is imposed on exchanges of $30,000 or more if the exchanged shares were purchased within 30 days of the date of the exchange.

         * Only the PIF MidCap Value, PIF Preferred Securities and PIF SmallCap Value Funds are available through Principal Passage.

         You may exchange shares by:

     o   sending a written request to:
         Principal Investors Fund
         P. O. Box 10423
         Des Moines, Iowa 50306-0423

     o completing an Exchange Authorization Form (call us at 1-800-247-4123 to obtain the form).

     o   via the Internet at www.principal.com.

     o   calling us, if you have telephone privileges on the account.

Automatic exchange election
         This election authorizes an exchange from one PIF Fund to another on a monthly, quarterly, semiannual or annual basis. You can set up an automatic exchange by:

     o   completing the Automatic Exchange Election section of the application;

     o calling us if telephone privileges apply to the account from which the exchange is to be made; or

     o   sending us your written instructions.

         Your automatic exchange continues until:

     o you instruct us to stop by calling us if telephone privileges apply to the account or by sending us your written instructions; or

     o   your Fund account balance is zero.

         You may specify the day of the exchange (if none selected, the exchange will be made on the 15th of the month). If the selected day is not a trading day, the sale will take place on the next trading day (if that day falls in the month after your selected date, the transaction will take place on the trading day before your selected date). If telephone privileges apply to the account, you may change the date or amount by telephoning us.

General

     o An exchange by any joint owner is binding on all joint owners.

     o If you do not have an existing account in the PIF Fund to which the exchange is being made, a new account is established. The new account has the same owner(s), dividend and capital gain options and dealer of record as the account from which the shares are being exchanged.

     o All exchanges are subject to the minimum investment and eligibility requirements of the PIF Fund being acquired.

     o You may acquire shares of a PIF Fund only if its shares are legally offered in your state of residence.

     o For an exchange to be effective the day we receive your instruction, we must receive the instruction before the close of normal trading on the NYSE (generally 3 p.m. Central Time).

         When money is exchanged or transferred from one account registration or tax identification number to another, the account holder is relinquishing his or her rights to the money. Therefore exchanges and transfers can only be accepted by telephone if the exchange (transfer) is between:

     o   accounts with identical ownership;

     o an account with a single owner to one with joint ownership if the owner of the single owner account is also an owner of the account with joint ownership;

     o a single owner to a UTMA account if the owner of the single owner account is also the custodian on the UTMA account; or

     o a single or jointly owned account to an IRA account to fund the yearly IRA contribution of the owner (or one of the owners in the case of a jointly owned account).

         The exchange is treated as a sale of shares for federal (and state) income tax purposes and may result in a capital gain or loss. Income tax rules regarding the calculation of cost basis may make it undesirable in certain circumstances to exchange shares within 90 days of their purchase.

         Fund shares used to fund an employee benefit plan may be exchanged only for shares of other PIF Funds available to employee benefit plans. Such an exchange must be made by following the procedures provided in the employee benefit plan and the written service agreement.

Each Fund reserves the right to revise or terminate the exchange privilege at any time. Notice will be provided to shareholders of any such change, to the extent required by law.

                       Frequent Purchases and Redemptions

         The PIF Funds are not designed for, and do not knowingly accommodate, frequent purchases and redemptions of fund shares by investors. If you intend to trade frequently and/or use market timing investment strategies, you should not purchase these Funds.

         Frequent purchases and redemptions pose a risk to the Funds because they may:
         o Disrupt the management of the Funds by (i) forcing the Funds to hold short-term (liquid) assets rather than investing for long term growth, which results in lost investment opportunities for the Funds; and (ii) causing unplanned portfolio turnover;

         o        Hurt the portfolio performance of the Funds; and

         o Increase expenses of the Funds due to (i) increased broker-dealer commissions; and (ii) increased recordkeeping and related costs.

         Certain Funds may be at greater risk of harm due to frequent purchases and redemptions. For example, those Funds that invest in foreign securities may appeal to investors attempting to take advantage of time-zone arbitrage. PIF has adopted procedures to "fair value" foreign securities under certain circumstances, which are intended, in part, to discourage excessive trading of shares of the Funds.

         The Funds have reserved the right to accept or reject, without prior written notice, any exchange requests. In some instances, an exchange may be completed prior to a determination of abusive trading. In those instances, we will reverse the exchange. We will give the shareholder that requested the exchange notice in writing in this instance.

For Advisors Preferred, Advisors Select, Advisors Signature, Preferred and Select Shares

         The retirement plan administrator of plans that invest in these classes of shares of the Funds monitor trading activity to identify and take action against abuses. While these procedures are designed to identify and protect against abusive trading practices, there can be no certainty that abusive trading will be identified and prevented in all instances. When abusive trading is identified, these policies and procedures will be applied in a fair and uniform manner. If we are not able to identify such abusive trading practices, the abuses described above will negatively impact the Funds.

For Institutional and Class J Shares

         The Board of Directors has adopted policies and procedures with respect to frequent purchases and redemptions of shares of the Funds. The Funds monitor trading activity to identify and take action against abuses. While PIF's policies and procedures are designed to identify and protect against abusive trading practices, there can be no certainty that PIF will identify and prevent abusive trading in all instances. When PIF does identify abusive trading, PIF will apply its policies and procedures in a fair and uniform manner. If PIF is not able to identify such abusive trading practices, the abuses described above may negatively impact the Funds.

For Institutional Shares

..........If PIF, or a Fund, deem abusive trading practices to be occurring with respect to Institutional shares, PIF will take action that may include, but is not limited to:

o Rejecting exchange instructions from the shareholder or other person authorized by the shareholder to direct exchanges;

o Restricting submission of exchange requests by, for example, allowing exchange requests to be submitted by 1st class U.S. mail only and disallowing requests made via the internet, by facsimile, by overnight courier or by telephone;

o        Limiting the number of exchanges during a year;

o Requiring a holding period of a minimum of 30 days before permitting exchanges among PIF Funds where there is evidence of at least one round-trip exchange (exchange or redemption of shares that were purchased within 30 days of the exchange/redemption); and

o Taking such other action as directed by the Fund.

For Class J Shares

     Currently, the Funds impose an excessive trading fee on redemptions or exchanges of $30,000 or more of Class J shares redeemed or exchanged within 30 days after they are purchased. The fee is equal to 1.00% of the total redemption amount. The fee is paid to the Funds and is intended to offset the trading costs, market impact and other costs associated with short-term money movement in and out of the Funds.
     .........In  addition,  if  PMC,  or a  Fund,  deem  frequent  trading  and redemptions to be occurring, action will be taken that may include, but is not limited to:

     o Increasing the excessive trading fee to 2%, or such higher amount as may be permitted by law;

     o Increasing the excessive trading fee period from 30 days to as much as 90 days;

     o Applying the excessive trading fee to redemptions or exchanges of less than $30,000;

     o Limiting the number of permissible exchanges available to shareholders identified as "excessive traders;"

     o Limiting exchange requests to be in writing and submitted through the United States Postal Service (in which case, requests for exchanges by fax or telephone will not be accepted); and

     o    Taking such other action as directed by the Fund.

                               VOTING INFORMATION

     Voting procedures. If you complete and return the enclosed proxy ballot, the persons named as proxies will vote your shares as you indicate or for approval of each matter for which there is no indication. You may revoke your proxy at any time prior to the proxy's exercise by: (i) sending written notice to the Secretary of Principal Investors Fund, Inc. at Principal Financial Group, Des Moines, Iowa 50392-2080, prior to the Meeting; (ii) subsequent execution and return of another proxy prior to the Meeting; or (iii) being present and voting in person at the Meeting after giving oral notice of the revocation to the Chairman of the Meeting.

     Voting rights. Only shareholders of record at the close of business on October 6, 2006 (the "Record Date") are entitled to vote. The shareholders of each class of shares of the Acquired Fund will vote together on the proposed Reorganization and on any other matter submitted to such shareholders. You are entitled to one vote on each matter submitted to the shareholders of the Acquired Fund for each share of the Fund that you hold, and fractional votes for fractional shares held. The Proposal requires for approval the affirmative vote of a "Majority of the Outstanding Voting Securities," which is a term defined in the 1940 Act to mean the affirmative vote of the lesser of (1) 67% or more of the voting securities of the Acquired Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Acquired Fund are present in person or by proxy, or (2) more than 50% of the outstanding voting securities of the Acquired Fund.

     The number of votes eligible to be cast at the Meeting as of the Record Date and other share ownership information are set forth below under the heading "Outstanding Shares and Share Ownership" in this Proxy Statement/Prospectus.

     Quorum requirements. A quorum must be present at the Meeting for the transaction of business. The presence in person or by proxy of one-third of the shares of the Acquired Fund outstanding at the close of business on the Record Date constitutes a quorum for a meeting. Abstentions and broker non-votes (proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners on an item for which the broker or nominee does not have discretionary power) are counted toward a quorum but do not represent votes cast for any issue. Under the 1940 Act, the affirmative vote necessary to approve the Proposal may be determined with reference to a percentage of votes present at the Meeting, which would have the effect of counting abstentions as if they were votes against the Proposal.

     In the event the necessary quorum to transact business or the vote required to approve the Proposal is not obtained at the Meeting, the persons named as proxies or any shareholder present at the Meeting may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment as to the Proposal or any other matter will require the affirmative vote of the holders of a majority of the shares of the Acquired Fund cast at the Meeting. The persons named as proxies and any shareholder present at the Meeting will vote for or against any adjournment in their discretion.

         Solicitation procedures. PIF intends to solicit proxies by mail. Officers or employees of PIF, PMC or their affiliates may make additional solicitations by telephone, internet, facsimile or personal contact. They will not be specially compensated for these services. Brokerage houses, banks and other fiduciaries may be requested to forward soliciting materials to their principals and to obtain authorization for the execution of proxies. For those services, they will be reimbursed by PMC for their out-of-pocket expenses. PIF has retained the services of a professional proxy soliciting firm, Computershare Fund Services, to assist in soliciting proxies and estimate that the cost of such services will be approximately $70,457.

     Expenses of the Meetings. The expenses of the Meeting will be treated as an expense related to the Reorganization and will be paid by PMC.

                     OUTSTANDING SHARES AND SHARE OWNERSHIP

         The following table shows as of the Record Date the number of shares of each class of the Acquired Fund outstanding and entitled to vote.

                                                   Number of
             Share Class                      Shares Outstanding
----------------------------------------------------------------
         Advisors Preferred                           122,172.483
         Advisors Select                              159,525.526
         Advisors Signature                            28,390.835
         Class J                                      865,122.000
         Institutional                             10,496,763.350
         Preferred                                      1,518.243
         Select                                         1,489.362

         As of the Record Date, the Directors and officers of PIF together owned less than 1% of the outstanding shares of any class of the Acquired Fund.

..........As of the Record Date, the following persons owned of record, or were known by PIF to own beneficially, 5% or more of the outstanding shares of any class of shares of the Acquired Fund:

                                                                   Percentage of
Share Class           Name/Address of Shareholder                    Ownership
--------------------------------------------------------------------------------
Advisors Preferred    DELAWARE CHARTER GUARANTEE & TRUST                 36.5
                      FBO PRINCIPAL FINANCIAL GROUP
                      ATTN RIS NPIO TRADE DESK
                      711 HIGH STREET
                      DES MOINES, IA 50392

Advisors Preferred    DELAWARE CHARTER GUARANTEE & TRUST                 61.3
                      FBO PRINCIPAL FINANCIAL GROUP
                      ATTN RIS NPIO TRADE DESK
                      711 HIGH STREET
                      DES MOINES, IA 50392

Advisors Select       DELAWARE CHARTER GUARANTEE & TRUST                100.0
                      FBO PRINCIPAL FINANCIAL GROUP
                      ATTN RIS NPIO TRADE DESK
                      711 HIGH STREET
                      DES MOINES, IA 50392

Advisors Signature    DELAWARE CHARTER GUARANTEE & TRUST                100.0
                      711 HIGH STREET
                      DES MOINES, IA 50303

Institutional         PRINCIPAL LIFE INSURANCE                          100.0
                      ATTN RIS NPIO TRADE DESK
                      711 HIGHT STREET
                      DES MOINES, IA 50392

                              FINANCIAL HIGHLIGHTS

         The financial highlights table for each of the Acquired Fund and the Acquiring Fund is intended to help investors understand the financial performance of each Fund for the past five fiscal years (or since inception in the case of a Fund in operation for less than five years) and for the semi-annual period ending April 30, 2006. Certain information reflects financial results for a single share of a Fund. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a particular Fund (assuming reinvestment of all dividends and distributions). Information for the fiscal years ended October 31, 2001 through October 31, 2005 has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with each Fund's financial statements, is included in PIF's Annual Report to Shareholders for the fiscal year ended October 31, 2005. Copies of this report are available on request as described above. Information for the semi-annual period ended April 30, 2006 has not been audited.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.
                                   (unaudited)

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):
                                            2006(a)     2005     2004    2003(b)
------------------------------------------------   --------------------------
PARTNERS LARGECAP GROWTH FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period......  $ 11.66  $ 11.72  $ 11.97    $ 10.00
Income from Investment Operations:
   Net Investment Income (Operating Loss)(c) (0.01)   (0.03)  (0.06)      (0.05)
   Net Realized and Unrealized Gain (Loss)
     on Investments.......................     0.44     0.65   (0.19)       2.02
         Total From Investment Operations      0.43     0.62   (0.25)       1.97
Less Dividends and Distributions:
   Distributions from Realized Gains......   (0.07)   (0.68)       -          -
         Total Dividends and Distributions   (0.07)   (0.68)       -          -
Net Asset Value, End of Period............  $ 12.02  $ 11.66  $ 11.72    $ 11.97

Total Return.............................. 3.64%(d)    5.28%  (2.09)%  19.70%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)$1,931   $1,967       $144       $120
   Ratio of Expenses to Average Net Assets 1.57%(e) 1.57% 1.55% 1.54%(e) Ratio of Gross Expenses to Average
     Net Assets...........................   - %(e)      - % 1.57%(f)1.57%(e)(f)
   Ratio of Net Investment Income to
     Average Net Assets...................(0.22)%(e) (0.22)%  (0.53)% (0.51)%(e)
   Portfolio Turnover Rate................ 95.2%(e)    87.9%   129.3%   64.8%(e)


                                            2006(a)     2005     2004    2003(b)
------------------------------------------------   --------------------------
PARTNERS LARGECAP GROWTH FUND
Advisors Select Shares
Net Asset Value, Beginning of Period......  $ 11.60  $ 11.69  $ 11.95    $ 10.00
Income from Investment Operations:
   Net Investment Income (Operating Loss)(c) (0.02) (0.03) (0.10) (0.06) Net Realized and Unrealized Gain (Loss)
     on Investments.......................     0.45     0.62   (0.16)       2.01
Total From Investment Operations........       0.43     0.59   (0.26)       1.95
Less Dividends and Distributions:
   Distributions from Realized Gains......   (0.07)   (0.68)       -          -
   Total Dividends and Distributions.....    (0.07)   (0.68)      -           -
Net Asset Value, End of Period............  $ 11.96  $ 11.60  $ 11.69    $ 11.95

Total Return.............................. 3.66%(d)    5.02%  (2.18)%  19.50%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands) $2,406 $2,393 $2,251 $119 Ratio of Expenses to Average Net Assets 1.75%(e) 1.75% 1.75% 1.72%(e) Ratio of Gross Expenses to Average
     Net Assets...........................   - %(e)      - % 1.75%(f)1.75%(e)(f)
   Ratio of Net Investment Income to
     Average Net Assets...................(0.40)%(e) (0.27)%  (0.88)% (0.69)%(e)
Portfolio Turnover Rate................... 95.2%(e)    87.9%   129.3%   64.8%(e)

                              FINANCIAL HIGHLIGHTS
                   PRINCIPAL INVESTORS FUND, INC. (CONTINUED)
                                   (unaudited)
2006(d) 2005 PARTNERS LARGECAP GROWTH FUND Advisors Signature Shares Net Asset
Value, Beginning of Period...... $ 11.75 $ 11.79
Income from Investment Operations:
   Net Investment Income (Operating Loss)(c)   (0.03)   (0.12)
   Net Realized and Unrealized Gain (Loss)
     on Investments.......................     0.45     0.76
          Total From Investment Operations     0.42     0.64
Less Dividends and Distributions:
   Distributions from Realized Gains......   (0.07)   (0.68)
         Total Dividends and Distributions   (0.07)   (0.68)
Net Asset Value, End of Period............  $ 12.10  $ 11.75

Total Return.............................. 3.53%(d)    5.40%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)    $360     $317
   Ratio of Expenses to Average
     Net Assets........................... 1.88%(e)    1.88%
   Ratio of Net Investment Income to
     Average Net Assets...................(0.53)%(e) (1.00)%
   Portfolio Turnover Rate................ 95.2%(e)    87.9%


                                            2006(a)     2005     2004    2003(b)
------------------------------------------------   --------------------------
PARTNERS LARGECAP GROWTH FUND
Class J Shares
Net Asset Value, Beginning of Period......  $ 11.56  $ 11.65  $ 11.93    $ 10.00
Income from Investment Operations:
   Net Investment Income (Operating Loss)(c) (0.02) (0.04) (0.09) (0.09) Net Realized and Unrealized Gain (Loss)
     on Investments.......................     0.44     0.63   (0.19)       2.02
          Total From Investment Operations     0.42     0.59   (0.28)       1.93
Less Dividends and Distributions:
   Distributions from Realized Gains......   (0.07)   (0.68)       -          -
         Total Dividends and Distributions   (0.07)   (0.68)       -          -
Net Asset Value, End of Period............  $ 11.91  $ 11.56  $ 11.65    $ 11.93

Total Return(g)........................... 3.59%(d)    5.04%  (2.35)%  19.30%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands) $9,929 $8,187 $5,451 $2,609 Ratio of Expenses to Average
     Net Assets........................... 1.75%(e)    1.75%    1.80%   1.94%(e)
   Ratio of Gross Expenses to Average
     Net Assets(h)........................ 1.98%(e)    2.13% 2.36%(f)6.94%(e)(f)
   Ratio of Net Investment Income to
     Average Net Assets...................(0.40)%(e) (0.32)%  (0.77)% (0.95)%(e)
   Portfolio Turnover Rate................ 95.2%(e)    87.9%   129.3%   64.8%(e)

                              FINANCIAL HIGHLIGHTS
                   PRINCIPAL INVESTORS FUND, INC. (CONTINUED)
                                   (unaudited)

                                            2006(a)     2005     2004    2003(b)
------------------------------------------------   --------------------------
PARTNERS LARGECAP GROWTH FUND
Institutional Shares
Net Asset Value, Beginning of Period......  $ 11.85  $ 11.85  $ 12.03    $ 10.00
Income from Investment Operations:
   Net Investment Income (Operating Loss)(c)  0.03     0.02         -    0.01
   Net Realized and Unrealized Gain (Loss)
     on Investments.......................     0.45     0.66   (0.18)       2.02
          Total From Investment Operations     0.48     0.68   (0.18)       2.03
Less Dividends and Distributions:
   Dividends from Net Investment Income...   (0.01)       -        -          -
   Distributions from Realized Gains......   (0.07)   (0.68)       -          -
         Total Dividends and Distributions   (0.08)   (0.68)       -          -
Net Asset Value, End of Period............  $ 12.25  $ 11.85  $ 11.85    $ 12.03

Total Return.............................. 4.04%(d)    5.75%  (1.50)%  20.30%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands) $164,743 $330,258 $5,331 $5,414 Ratio of Expenses to Average
     Net Assets........................... 1.00%(e)    1.00%    0.98%   0.97%(e)
   Ratio of Gross Expenses to Average
     Net Assets...........................   - %(e)      - % 1.00%(f)1.00%(e)(f)
   Ratio of Net Investment Income to
     Average Net Assets................... 0.41%(e)    0.13%    0.04%   0.06%(e)
Portfolio Turnover Rate................... 95.2%(e)    87.9%   129.3%   64.8%(e)

                                            2006(a)     2005     2004    2003(b)
------------------------------------------------   --------------------------
PARTNERS LARGECAP GROWTH FUND
Preferred Shares
Net Asset Value, Beginning of Period......  $ 11.78  $ 11.79  $ 12.00    $ 10.00
Income from Investment Operations:
   Net Investment Income (Operating Loss)(c) 0.01 0.04 (0.03) (0.02) Net Realized and Unrealized Gain (Loss)
     on Investments.......................     0.45     0.63   (0.18)       2.02
          Total From Investment Operations     0.46     0.67   (0.21)       2.00
Less Dividends and Distributions:
   Distributions from Realized Gains......   (0.07)   (0.68)       -          -
         Total Dividends and Distributions   (0.07)   (0.68)       -          -
Net Asset Value, End of Period............  $ 12.17  $ 11.78  $ 11.79    $ 12.00

Total Return.............................. 3.86%(d)    5.69%  (1.75)%  20.00%(d)
Ratio/Supplemental Data:.................
   Net Assets, End of Period (in thousands)  $32      $31       $118        $120
   Ratio of Expenses to Average Net Assets 1.26%(e) 1.26% 1.24% 1.23%(e) Ratio of Gross Expenses to Average
     Net Assets...........................   - %(e)      - % 1.26%(f)1.26%(e)(f)
   Ratio of Net Investment Income to
     Average Net Assets................... 0.10%(e)    0.38%  (0.22)% (0.20)%(e)
Portfolio Turnover Rate................... 95.2%(e)    87.9%   129.3%   64.8%(e)

                              FINANCIAL HIGHLIGHTS
                   PRINCIPAL INVESTORS FUND, INC. (CONTINUED)
                                   (unaudited)

                                            2006(a)     2005     2004    2003(b)
------------------------------------------------   --------------------------
PARTNERS LARGECAP GROWTH FUND
Select Shares
Net Asset Value, Beginning of Period......  $ 11.74  $ 11.77  $ 11.99    $ 10.00
Income from Investment Operations:
   Net Investment Income (Operating Loss)(c) - 0.03 (0.04) (0.03) Net Realized and Unrealized Gain (Loss)
     on Investments.......................     0.45     0.62   (0.18)       2.02
          Total From Investment Operations     0.45     0.65   (0.22)       1.99
Less Dividends and Distributions:
   Distributions from Realized Gains......   (0.07)   (0.68)       -          -
         Total Dividends and Distributions   (0.07)   (0.68)       -          -
Net Asset Value, End of Period............  $ 12.12  $ 11.74  $ 11.77    $ 11.99

Total Return.............................. 3.79%(d)    5.52%  (1.83)%  19.90%(d)
Ratio/Supplemental Data:.................
   Net Assets, End of Period (in thousands)  $18      $17       $118        $120
   Ratio of Expenses to Average
     Net Assets........................... 1.38%(e)    1.38%    1.36%   1.35%(e)
   Ratio of Gross Expenses to Average
     Net Assets...........................   - %(e)      - % 1.38%(f)1.38%(e)(f)
   Ratio of Net Investment Income to
     Average Net Assets...................(0.04)%(e)   0.27%  (0.34)% (0.32)%(e)
Portfolio Turnover Rate................... 95.2%(e)    87.9%   129.3%   64.8%(e)

(a) Six months ended April 30, 2006.
(b) Period from December 30, 2002, date operations commenced, through October 31, 2003. (c) Calculated based on average shares outstanding during the period. (d) Total return amounts have not been annualized.
(e) Computed on an annualized basis. (f) Expense ratio without commission rebates.
(g) Total return is calculated without the contingent deferred sales charge.
(h) Expense ratio without the Manager's voluntary or contractual expense limit. The voluntary expense limit decreased on March 1, 2004 and ceased on February 28, 2006. The contractual expense limit began on March 1, 2006.



                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.
                                   (unaudited)

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):
                                  2006(a)   2005    2004    2003   2002  2001(b)
                                  ----   -------------------------------------
PARTNERS LARGECAP GROWTH FUND II
Advisors Preferred Shares
Net Asset Value,
   Beginning of Period...........$ 7.94   $ 7.58  $ 7.18 $ 6.12 $ 7.41  $ 10.67
Income from Investment Operations:
   Net Investment Income
     (Operating Loss)(c).........  (0.03)  (0.02)  (0.05) (0.04) (0.05)  (0.05)
   Net Realized and Unrealized
     Gain (Loss) on Investments..  0.52     0.53    0.45   1.10 (1.24)   (3.21)
   Total From Investment Operations 0.49    0.51    0.40   1.06   (1.29) (3.26)
Less Dividends and Distributions:
   Dividends from Net Investment
     Income......................    -    (0.02)      -      -       -      -
   Distributions from Realized
     Gains....................... (0.09) (0.13)       -     -       -        -
Total Dividends and
     Distributions                (0.09) (0.15)       -     -       -        -
Net Asset Value, End of Period...$ 8.34   $ 7.94  $ 7.58 $ 7.18  $ 6.12   $ 7.41

Total Return.................... 6.18%(d)  6.76%   5.57% 17.32% (17.41)%(29.46)%
Ratio/Supplemental Data:                                                    (d)
   Net Assets, End of Period
     (in thousands)..............$8,545   $8,540  $6,532 $4,761    $613     $741
   Ratio of Expenses to Average
     Net Assets..................1.56%(e)  1.57%   1.57%  1.57%   1.57% 1.57%(e)
   Ratio of Net Investment Income
     to Average Net Assets......(0.61)%(e)(0.27)%(0.66)%(0.60)%(0.64)%(0.75)%(e)
   Portfolio Turnover Rate.....133.3%(e) 95.2%  124.7%  193.9%  176.7% 153.6%(e)

                              FINANCIAL HIGHLIGHTS
                   PRINCIPAL INVESTORS FUND, INC. (CONTINUED)
                                   (unaudited)

                                  2006(a)   2005    2004    2003    2002 2001(b)
                                  ----   -------------------------------------
PARTNERS LARGECAP GROWTH FUND II
Advisors Select Shares
Net Asset Value,
   Beginning of Period........... $ 7.87  $ 7.54  $ 7.14  $ 6.10  $ 7.39 $ 10.67
Income from Investment Operations:
   Net Investment Income
     (Operating Loss)(c) ........ (0.03)  (0.04)  (0.06)  (0.05)  (0.06)  (0.06)
   Net Realized and Unrealized
     Gain (Loss) on Investments..   0.52    0.52    0.46    1.09  (1.23)  (3.22)
     Total From Investment Operations  0.49  0.48   0.40    1.04  (1.29)  (3.28)
Less Dividends and Distributions:
   Dividends from Net Investment
     Income......................     -   (0.02)      -       -       -       -
   Distributions from Realized
     Gains....................... (0.09) (0.13) - - - - Total Dividends and
     Distributions (0.09) (0.15) - - - -
Net Asset Value, End of Period... $ 8.27  $ 7.87  $ 7.54  $ 7.14  $ 6.10  $ 7.39

Total Return................. 6.24%(d) 6.38%  5.60%  17.05% (17.46)% (29.65)%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period
     (in thousands)..............$14,240 $13,504  $7,582  $1,835    $611    $741
   Ratio of Expenses to Average
     Net Assets..................1.74%(e)  1.75%   1.75%   1.75%  1.75% 1.75%(e)
   Ratio of Net Investment Income
     to Average Net Assets......(0.79)%(e)(0.46)%(0.85)%(0.74)%(0.82)%(0.93)%(e)
   Portfolio Turnover Rate.....133.3%(e) 95.2%  124.7%  193.9%  176.7% 153.6%(e)

                                            2006(a)     2005
PARTNERS LARGECAP GROWTH FUND II
Advisors Signature Shares
Net Asset Value, Beginning of Period......   $ 8.11   $ 7.76
Income from Investment Operations:
   Net Investment Income (Operating Loss)(f)  (0.04)   (0.07)
   Net Realized and Unrealized Gain (Loss)
     on Investments.......................     0.53     0.57
          Total From Investment Operations     0.49     0.50
Less Dividends and Distributions:
   Dividends from Net Investment Income...       -    (0.02)
   Distributions from Realized Gains......   (0.09)   (0.13)
         Total Dividends and Distributions   (0.09)   (0.15)
Net Asset Value, End of Period............   $ 8.51   $ 8.11

Total Return.............................. 6.05%(d)    6.44%
Ratio/Supplemental Data:.................
   Net Assets, End of Period (in thousands     $425     $164
   Ratio of Expenses to Average Net Assets 1.87%(e)    1.88%
   Ratio of Net Investment Income to
     Average Net Assets...................(0.91)%(e) (0.84)%
   Portfolio Turnover Rate................133.3%(e)    95.2%


                              FINANCIAL HIGHLIGHTS
                   PRINCIPAL INVESTORS FUND, INC. (CONTINUED)
                                   (unaudited)

                                  2006(a)   2005    2004    2003    2002 2001(g)
                                  ----   -------------------------------------
PARTNERS LARGECAP GROWTH FUND II
Class J Shares
Net Asset Value,
   Beginning of Period...........$ 7.71   $ 7.38  $ 7.00  $ 5.99  $ 7.27  $ 8.37
Income from Investment Operations:
   Net Investment Income
     (Operating Loss)(c).........  (0.03)  (0.03)  (0.06)  (0.06)  (0.21) (0.02)
   Net Realized and Unrealized
     Gain (Loss) on Investments..  0.50     0.51    0.44    1.07  (1.07)  (1.08)
     Total From Investment Operations  0.47  0.48   0.38    1.01  (1.28)  (1.10)
Less Dividends and Distributions:
   Dividends from Net Investment
     Income......................    -    (0.02)      -       -       -       -
   Distributions from Realized
     Gains....................... (0.09) (0.13) - - - -
Total Dividends and
     Distributions (0.09) (0.15) - - - -
Net Asset Value, End of Period...$ 8.09   $ 7.71  $ 7.38  $ 7.00  $ 5.99  $ 7.27

Total Return(h)............... 6.10%(d) 6.52%  5.43%  16.86% (17.61)%(13.76)%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period
     (in thousands)............$12,403 $10,661  $7,723  $4,234  $2,425      $688
   Ratio of Expenses to Average
     Net Assets................1.75%(e)  1.75%   1.79%   1.95%   1.95%  1.93%(e)
   Ratio of Gross Expenses
     to Average Net Assets(i)..1.91%(e)  2.00%   2.10%   2.97%     - %    - %(e)
   Ratio of Net Investment Income
     to Average Net Assets.....(0.80)%(e)(0.45)%(0.88)%(0.93)% (1.01)%(1.15)%(e)
   Portfolio Turnover Rate.....133.3%(e) 95.2%  124.7%  193.9%  176.7% 153.6%(e)


                              FINANCIAL HIGHLIGHTS
                   PRINCIPAL INVESTORS FUND, INC. (CONTINUED)
                                   (unaudited)

                                  2006(a)  2005    2004    2003   2002   2001(b)
                                  ----   ---------------------------------------
PARTNERS LARGECAP GROWTH FUND II
Institutional Shares
Net Asset Value,
   Beginning of Period...........$ 8.17  $ 7.76  $ 7.30  $ 6.19  $ 7.44  $ 10.67
Income from Investment Operations:
   Net Investment Income
     (Operating Loss)(c).........    -      0.01  (0.01)      -        -  (0.02)
   Net Realized and Unrealized
     Gain (Loss) on Investments..  0.54     0.56    0.47    1.11  (1.25)  (3.21)
     Total From Investment Operations  0.54  0.57   0.46    1.11  (1.25)  (3.23)
Less Dividends and Distributions:
   Dividends from Net Investment
     Income......................  (0.01)  (0.03)     -       -       -       -
   Distributions from Realized
     Gains....................... (0.09) (0.13) - - - - Total Dividends and
     Distributions (0.10) (0.16) - - - -
Net Asset Value, End of Period...$ 8.61   $ 8.17  $ 7.76  $ 7.30  $ 6.19  $ 7.44

Total Return................ 6.59%(d) 7.31%   6.30%  17.93% (16.80)% (29.18)%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period
     (in thousands)............ $803,035 $715,195 $170,809 $56,784 $3,266 $3,193
   Ratio of Expenses to Average
     Net Assets................0.99%(e)  1.00%   1.00%   1.00%   1.00%  1.00%(e)
   Ratio of Net Investment Income
     to Average Net Assets.....(0.04)%(e)0.12% (0.10)% (0.05)% (0.07)%(0.23)%(e)
   Portfolio Turnover Rate.....133.3%(e) 95.2%  124.7%  193.9%  176.7% 153.6%(e)

                           FINANCIAL HIGHLIGHTS
                   PRINCIPAL INVESTORS FUND, INC. (CONTINUED)
                                   (unaudited)

                               2006(a)   2005    2004    2003    2002    2001(b)
                                  ----   ---------------------------------------
PARTNERS LARGECAP GROWTH FUND II
Preferred Shares
Net Asset Value,
   Beginning of Period.........$ 8.05   $ 7.67  $ 7.25  $ 6.15  $ 7.42   $ 10.67
Income from Investment Operations:
   Net Investment Income
     (Operating Loss)(c).........  (0.01)     -   (0.03)  (0.01)  (0.01)  (0.03)
   Net Realized and Unrealized
     Gain (Loss) on Investments..  0.53     0.54    0.45    1.11  (1.26)  (3.22)
     Total From Investment Operations 0.52 0.54 0.42 1.10 (1.27) (3.25) Less Dividends and Distributions:
   Dividends from Net Investment
     Income......................    -    (0.03)      -       -       -        -
   Distributions from Realized
     Gains....................... (0.09) (0.13) - - - - Total Dividends and
     Distributions (0.09) (0.16) - - - -
Net Asset Value, End of Period...$ 8.48  $ 8.05  $ 7.67  $ 7.25  $ 6.15   $ 7.42

Total Return................ 6.47%(d) 6.97%   5.79%  17.89% (17.12)% (29.37)%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period
     (in thousands)..............$20,757 $20,415 $15,288    $974    $843    $743
   Ratio of Expenses to Average
     Net Assets................1.25%(e)  1.26%   1.26%   1.26%   1.26%  1.26%(e)
   Ratio of Net Investment Income
     to Average Net Assets.....(0.30)%(e)0.05% (0.39)% (0.23)% (0.33)%(0.44)%(e)
   Portfolio Turnover Rate.....133.3%(e) 95.2%  124.7%  193.9%  176.7% 153.6%(e)

                           FINANCIAL HIGHLIGHTS
                   PRINCIPAL INVESTORS FUND, INC. (CONTINUED)
                                   (unaudited)

                                  2006(a)   2005    2004   2003    2002  2001(b)
--------------------------------------   --------------------------------------
PARTNERS LARGECAP GROWTH FUND II
Select Shares
Net Asset Value,
   Beginning of Period...........$ 8.02   $ 7.64  $ 7.22  $ 6.14  $ 7.42 $ 10.67
Income from Investment Operations:
   Net Investment Income
     (Operating Loss)(c).........  (0.02)  (0.02)  (0.04)  (0.02)  (0.03) (0.04)
   Net Realized and Unrealized
     Gain (Loss) on Investments..  0.53     0.55    0.46    1.10  (1.25)  (3.21)
     Total From Investment Operations  0.51  0.53   0.42    1.08  (1.28)  (3.25)
Less Dividends and Distributions:
   Dividends from Net Investment
     Income......................    -    (0.02)      -       -       -       -
   Distributions from Realized
     Gains....................... (0.09) (0.13) - - - - Total Dividends and
     Distributions (0.09) (0.15) - - - -
Net Asset Value, End of Period...$ 8.44   $ 8.02  $ 7.64  $ 7.22  $ 6.14  $ 7.42

Total Return................. 6.37%(d) 6.99%   5.82%  17.59% (17.25)%(29.37)%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period
     (in thousands)............$20,140 $15,970  $1,940    $723    $615      $742
   Ratio of Expenses to Average
     Net Assets................1.37%(e)  1.38%   1.38%   1.38%   1.37%  1.38%(e)
   Ratio of Net Investment Income
     to Average Net Assets.....(0.42)%(e)(0.24)%(0.48)%(0.35)% (0.44)%(0.56)%(e)
   Portfolio Turnover Rate.....133.3%(e) 95.2%  124.7%  193.9%  176.7% 153.6%(e)

(a) Six months ended April 30, 2006.
(b) Period from December 6, 2000, date shares first offered, through October 31, 2001. Institutional and Preferred classes of shares each recognized $.01 of net investment income per share from November 30, 2000 through December 5, 2000. In addition, Advisors Preferred, Advisors Select, Insitutional, Preferred and Select classes of shares incurred an unrealized gain of $.67, $.67, $.66, $.66 and $.67 per share, respectively, during the initial interim period.
(c) Effective November 1, 2002, calculated based on average shares outstanding during the period.
(d)  Total return amounts have not been annualized.
(e) Computed on an annualized basis.
(f) Calculated based on average shares outstanding during the period.
(g) Period from March 1, 2001, date shares first offered, through October 31, 2001. Class J incurred an unrealized loss of $.12 per share from February 27, 2001 through February 28, 2001.
(h) Total return is calculated without the contingent deferred sales charge.
(i) Expense ratio without the Manager's voluntary or contractual expense limit. The voluntary expense limit began on November 1, 2002. Expense limits were decreased on March 1, 2004 and ceased on February 28, 2006. The contractual expense limit began on March 1, 2006.





                              FINANCIAL STATEMENTS

         The financial statements of the Acquiring Fund and the Acquired Fund included in PIF's Annual Report of Shareholders for the fiscal year ended October 31, 2005 are incorporated by reference into the Statement of Additional Information and have been so incorporated by reference in reliance on the report of Ernst & Young LLP, Independent Registered Public Accounting Firm. The unaudited financial statements of the Acquiring Fund and the Acquired Fund included in PIF's Semi-Annual Report to Shareholders for the six-month period ended April 30, 2006 have also been incorporated by reference into the Statement of Additional Information. Copies of the Annual and Semi-Annual Reports are available upon request as described above.
                                  LEGAL MATTERS

         Certain matters concerning the issuance of shares of the Acquiring Fund will be passed upon by Michael D. Roughton, Esq., Counsel to PIF. Certain tax consequences of the Reorganization will be passed upon by Dykema Gossett PLLC, 400 Renaissance Center, Detroit, Michigan 48243.

                                OTHER INFORMATION

         The Board does not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement/Prospectus. If any other matters properly come before the Meeting, the shares represented by proxies will be voted in accordance with the best judgment of the person or persons voting the proxies.

         PIF is not required to hold annual meetings of shareholders and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of any PIF Fund must be received by PIF a reasonable time before its solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.


                       BY ORDER OF THE BOARD OF DIRECTORS

November 10, 2006
Des Moines, Iowa


It is important that proxies be returned promptly. Therefore, shareholders who do not expect to attend the Meeting in person are urged to complete, sign and date the proxy card and return it in the enclosed envelope.

                                   APPENDIX A

                             PLAN OF REORGANIZATION

                      Partners LargeCap Growth Fund II and
                         Partners LargeCap Growth Fund

         The Board of Directors of Principal Investors Fund, Inc., a Maryland corporation (the "Fund"), deems it advisable that the Partners LargeCap Growth Fund II of the Fund (the "Acquiring Fund") and the Partners LargeCap Growth Fund of the Fund (the "Acquired Fund") engage in the reorganization described below.

         The Acquired Fund will transfer to the Acquiring Fund, and the Acquiring Fund will acquire from the Acquired Fund, all of the assets of the Acquired Fund on the Closing Date and will assume from the Acquired Fund all of the liabilities of the Acquired Fund in exchange for the issuance of the number of shares of the Acquiring Fund determined as provided in the following paragraphs, which shares will be subsequently distributed pro rata to the shareholders of the Acquired Fund in complete liquidation and termination of the Acquired Fund and in exchange for all of the Acquired Fund's outstanding shares. The Acquired Fund will not issue, sell or transfer any of its shares after the Closing Date, and only redemption requests received by the Acquired Fund in proper form prior to the Closing Date shall be fulfilled by the Acquired Fund. Redemption requests received by the Acquired Fund thereafter will be treated as requests for redemption of those shares of the Acquiring Fund allocable to the shareholder in question.

         The Acquired Fund will declare to its shareholders of record on or prior to the Closing Date a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of its income (computed without regard to any deduction for dividends paid) and all of its net realized capital gains, if any, for the current taxable year through the Closing Date.

         On the Closing Date, the Acquiring Fund will issue to the Acquired Fund a number of full and fractional shares of each corresponding class of the Acquiring Fund, taken at their then net asset value, having an aggregate net asset value equal to the aggregate value of the net assets of the corresponding class of shares of the Acquired Fund. The aggregate value of the net assets of the Acquired Fund and the Acquiring Fund shall be determined in accordance with the then current Prospectus of the Acquiring Fund as of close of regularly scheduled trading on the New York Stock Exchange on the Closing Date. Advisors Preferred, Advisors Select, Advisors Signature, Class J, Institutional, Preferred and Select shares of the Acquiring Fund correspond to, respectively, Advisors Preferred, Advisors Select, Advisors Signature, Class J, Institutional, Preferred and Select shares of the Acquired Fund.

         The closing of the transactions contemplated in this Plan (the "Closing") shall be held at the offices of Principal Management Corporation, 680 8th Street, Des Moines, Iowa 50392-2080 at 3:00 p.m. Central Time on January 12, 2007, or on such earlier or later date as fund management may determine. The date on which the Closing is to be held as provided in this Plan shall be known as the "Closing Date."

         In the event that on the Closing Date (a) the New York Stock Exchange is closed for other than customary weekend and holiday closings or (b) trading on said Exchange is restricted or (c) an emergency exists as a result of which it is not reasonably practicable for the Acquiring Fund or the Acquired Fund to fairly determine the value of its assets, the Closing Date shall be postponed until the first business day after the day on which trading shall have been fully resumed or to such other date determined by fund management.

         As soon as practicable after the Closing, the Acquired Fund shall (a) distribute on a pro rata basis to the shareholders of record of each class of shares of the Acquired Fund at the close of business on the Closing Date the shares of the corresponding class of the Acquiring Fund received by the Acquired Fund at the Closing in exchange for all of the Acquired Fund's outstanding shares, and (b) be liquidated in accordance with applicable law and the Fund's Articles of Incorporation.

         For purposes of the distribution of shares of the Acquiring Fund to shareholders of the Acquired Fund, the Acquiring Fund shall credit on its books an appropriate number of shares to the account of each shareholder of the Acquired Fund. No certificates will be issued for shares of the Acquiring Fund. After the Closing Date and until surrendered, each outstanding certificate, if any, which, prior to the Closing Date, represented shares of the Acquired Fund, shall be deemed for all purposes of the Fund's Articles of Incorporation and Bylaws to evidence the appropriate number of shares of the Acquiring Fund to be credited on the books of the Acquiring Fund in respect of such shares of the Acquired Fund as provided above.

         Prior to the Closing Date, the Acquired Fund shall deliver to the Acquiring Fund a list setting forth the assets to be assigned, delivered and transferred to the Acquiring Fund, including the securities then owned by the Acquired Fund and the respective federal income tax bases (on an identified cost basis) thereof, and the liabilities to be assumed by the Acquiring Fund pursuant to this Plan.

         All of the Acquired Fund's portfolio securities shall be delivered by the Acquired Fund's custodian on the Closing Date to the Acquiring Fund or its custodian, either endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the practice of brokers or, if such securities are held in a securities depository within the meaning of Rule 17f-4 under the Investment Company Act of 1940, transferred to an account in the name of the Acquiring Fund or its custodian with said depository. All cash to be delivered pursuant to this Plan shall be transferred from the Acquired Fund's account at its custodian to the Acquiring Fund's account at its custodian. If on the Closing Date the Acquired Fund is unable to make good delivery to the Acquiring Fund's custodian of any of the Acquired Fund's portfolio securities because such securities have not yet been delivered to the Acquired Fund's custodian by its brokers or by the transfer agent for such securities, then the delivery requirement with respect to such securities shall be waived, and the Acquired Fund shall deliver to the Acquiring Fund's custodian on or by said Closing Date with respect to said undelivered securities executed copies of an agreement of assignment in a form satisfactory to the Acquiring Fund, and a due bill or due bills in form and substance satisfactory to the custodian, together with such other documents including brokers' confirmations, as may be reasonably required by the Acquiring Fund.

         This Plan may be abandoned and terminated, whether before or after action thereon by the shareholders of the Acquired Fund and notwithstanding favorable action by such shareholders, if the Board of Directors believe that the consummation of the transactions contemplated hereunder would not be in the best interests of the shareholders of either Fund. This Plan may be amended by the Board of Directors at any time, except that after approval by the shareholders of the Acquired Fund no amendment may be made with respect to the Plan which in the opinion of the Board of Directors materially adversely affects the interests of the shareholders of the Acquired Fund.

         Except as expressly provided otherwise in this Plan, Principal Management Corporation will pay or cause to be paid all out-of-pocket fees and expenses incurred by the Acquired Fund and the Acquiring Fund in connection with the transactions contemplated under this Plan, including, but not limited to, accountants' fees, legal fees, registration fees, printing expenses, transfer taxes (if any) and the fees of banks and transfer agents.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Plan to be executed by its President or Vice President as of the ___ day of _________, 2006.

PRINCIPAL INVESTORS FUND, INC.            PRINCIPAL INVESTORS FUND, INC.
on behalf of the following Acquired Fund: on behalf of the following Acquiring
                                          Fund:
     Partners LargeCap Growth Fund             Partners LargeCap Growth Fund II


By:________________________________       By:________________________________
       Ralph C. Eucher                           Michael J. Beer
       President                                 Executive Vice President

Principal Management Corporation agrees to the provisions set forth in the last paragraph of this Plan.

PRINCIPAL MANAGEMENT CORPORATION


By:_________________________________
      Ralph C. Eucher
      President

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT



Your Proxy Vote is important!

And now you can Vote your Proxy on the PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs. These savings can help minimize shareholder meeting expenses.

It saves Time!  Telephone and Internet voting is instantaneous - 24 hours a day.

It's Easy!  Just follow these simple steps:

1. Read your proxy statement and have it at hand.

2. Call toll-free 1-866-241-6192 or go to website: https://vote.proxy-direct.com

3. Enter the 14-digit number located in the shaded box from your Proxy Card.

4. Follow the recorded or on-screen directions.

5. Do not mail your Proxy Card when you vote by phone or Internet.















                  Please detach at perforation before mailing.



PROXY                      PRINCIPAL INVESTORS FUND, INC.              PROXY
                          PARTNERS LARGECAP GROWTH FUND
                SPECIAL MEETING OF SHAREHOLDERS DECEMBER 15, 2006
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder appoints Jill R. Brown, Ernest H. Gillum and Michael
J. Beer, and each of them separately, Proxies, with power of substitution, and authorizes them to represent and to vote as designated on this ballot, at the meeting of shareholders of the Fund to be held December 15, 2006 at 10:00 a.m., Central Time, and any adjournments thereof, all the shares of the Fund that the undersigned shareholder would be entitled to vote if personally present.

Check the appropriate box on the ballot, date the ballot and sign exactly as your name appears. Your signature acknowledges receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement, both dated November __, 2006. Shares will be voted as you instruct. If no direction is made, the proxy will be voted FOR the proposals listed. In their discretion, the Proxies will also be authorized to vote upon such other matters that may properly come before the meeting.

                           VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-241-6192
                             999 99999 999 999


Note: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS BALLOT. If shares are held jointly, either party may sign. If executed by a corporation, an authorized officer must sign. Executors, administrators and trustees should so indicate when signing.


Signature and Title, if applicable

Signature (if held jointly)

__________________________________________________________, 2006
Date
PLC_16948



            PLEASE MARK, SIGN, DATE AND MAIL YOUR PROXY BALLOT IN THE
                        ENCLOSED POSTAGE-PAID ENVELOPE.

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT







                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY





                  Please detach at perforation before mailing.






The Board of Directors unanimously recommends that shareholders vote FOR the Proposal. Sign the proxy ballot and return it as soon as possible in the enclosed envelope.

PLEASE MARK VOTES AS IN THIS EXAMPLE:
   FOR            AGAINST    ABSTAIN






1. Approval of a Plan of Reorganization providing for the reorganization of the Partners LargeCap Growth Fund into the Partners LargeCap Growth Fund II.

                FOR    [  ]         AGAINST  [   ]      ABSTAIN [   ]

        PLC_16948
        IMPORTANT: PLEASE SIGN AND DATE ON THE REVERSE SIDE BEFORE MAILING.